QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
CENTIV, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Centiv, Inc.

998 Forest Edge Drive
Vernon Hills, Illinois 60061
(847) 876-8300

         May 8, 2003

Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of Centiv, Inc. to be held on May 29, 2003 at 10:00 a.m. local time at the Centiv's corporate office at 998 Forest Edge Drive, Vernon Hills, Illinois 60061. At the Annual Meeting, the board of directors will ask you to:

  •
  elect our two Class I Directors;

  •
  approve an amendment to our option plan to increase the number of shares that we may issue under the plan;

  •
  ratify our issuance, pursuant to our recently completed private offering of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock;

  •
  approve an amendment to Centiv's certificate of incorporation granting discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders; and

  •
  ratify our selection of independent auditors.

        It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend. To be certain that you will be represented, please sign, date and return the enclosed proxy card in the envelope provided as soon as possible. If your bank or broker offers telephone or Internet voting and you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

        We have enclosed a copy of our Annual Report on Form 10-K as well as an amendment to that Annual Report on Form 10-K/A. We encourage you to read the Annual Report. It includes our audited financial statements for the year ended December 31, 2002 as well as information about our operations, markets, products and services.

        On behalf of the board of directors and management, I would like to express our appreciation for your interest in the affairs of Centiv.

                      Sincerely,

                      John P. Larkin
                       President and Chief Executive Officer

Centiv, Inc.
998 Forest Edge Drive
Vernon Hills, Illinois 60061
(847) 876-8300

Notice of Annual Meeting of Stockholders

May 29, 2003
10:00 a.m.
998 Forest Edge Drive
Vernon Hills, Illinois 60061

        The purpose of our Annual Meeting is to:

    1.
    elect two Class I Directors;

    2.
    amend our 1997 Stock Option Plan to increase the number of shares that we may issue under the plan from 1,500,000 to 2,000,000;

    3.
    ask the holders of our Common Stock to ratify our issuance, pursuant to our recently completed private offering of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock;

    4.
    amend our certificate of incorporation to grant discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders;

    5.
    ratify the appointment of Grant Thornton, LLP as our independent auditor; and

    6.
    transact such other business as may come before the annual meeting or any adjournment or postponement thereof.

        You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record on April 1, 2003. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

        Our Annual Report on Form 10-K together with an amendment thereto for the fiscal year ended December 31, 2002 is enclosed.

                      By Order of the Board of Directors

                      John P. Larkin
                       President and Chief Executive Officer

May 8, 2003

Centiv, Inc.

Proxy Statement

        This proxy statement and form of proxy are first being mailed to stockholders on or about May 8, 2003.

Annual Report on Form 10-K

        A copy of our Annual Report on Form 10-K together with an amendment thereto, without exhibits, is enclosed with this proxy statement. You may obtain a copy of the exhibits described in the Form 10-K by visiting our website at www.centiv.com or for a fee upon request. Please contact Thomas M. Mason, Chief Financial Officer, Centiv, Inc., 998 Forest Edge Drive, Vernon Hills, Illinois 60061.

Questions and Answers

What am I voting on?

        Our board of directors is soliciting your vote on:

  •
  the election of two Class I Directors;

  •
  the amendment of our 1997 Stock Option Plan to increase the number of shares issuable under the plan from 1,500,000 shares to 2,000,000 shares;

  •
  the ratification by the holders of our Common Stock of our issuance, pursuant to our recently completed private offering of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock;

  •
  the amendment of our certificate of incorporation granting discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders;

  •
  the ratification of the selection of Grant Thornton, LLP as our independent auditor; and

  •
  the transaction of such other business as may come before the annual meeting or any adjournment or postponement thereof.

Who may vote?

        If our records show that you are a common stockholder or preferred stockholder as of the close of business on April 1, 2003, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of Common Stock or Preferred Stock that you held on the record date. On the record date, there were 4,997,035 shares of our Common Stock issued and outstanding, no shares of our Series A Convertible Preferred Stock and 770,000 shares of our Series B Convertible Preferred Stock issued and outstanding respectively. The common stockholders and the preferred stockholders will vote together as a single class on each matter presented at the annual meeting, except that only the holders of Common Stock will vote on the ratification of our issuance, pursuant to our recently completed private offering of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock.

How many votes do I have?

        Each share of our Common Stock that you own entitles you to one vote. Accordingly, the holders of our Common Stock are entitled to an aggregate of 4,997,035 votes. Each share of our Series B Convertible Preferred Stock that you own entitles you to 10 votes. Accordingly, the holders of our Series B Convertible Preferred Stock are entitled to an aggregate of 7,700,000 votes.

How do I vote?

        All stockholders may vote by mail. If you hold your shares through a bank or broker, you also may be able to vote by telephone or over the Internet. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided. If your bank or broker does not offer telephone or Internet voting, please complete and return your proxy by mail. If you attend the Annual Meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 1, 2003, the record date for voting.

How does discretionary voting authority apply?

        If you sign, date and return your proxy card, or vote by telephone or over the Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to John P. Larkin and Thomas M. Mason to vote for the items discussed in these proxy materials and any other matter that is properly raised at the Annual Meeting. In such a case, your vote will be cast "FOR" the election of each director nominee, "FOR" the ratification of our issuance, pursuant to our recently completed private offering. of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock (if you are a holder of Common Stock), "FOR" the amendment of our certificate of incorporation granting discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders, "FOR" the ratification of Grant Thornton, LLP as our independent auditor and "FOR"or "AGAINST" any other properly raised matters at the discretion of Messrs. Larkin and Mason.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised in one of four ways:

  1.
  Notify our Chief Financial Officer in writing at the address on the cover of this proxy statement before the Annual Meeting that you are revoking your proxy.

  2.
  Submit another proxy with a later date.

  3.
  Vote by telephone or Internet after you have given your proxy.

  4.
  Vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        Your shares are likely registered differently or are in more than one account, or you own both Common Stock and Preferred Stock. You should sign and return all proxy cards to guarantee that all of your shares are voted.

What constitutes a quorum?

        For all matters on which both common and preferred stockholders vote, the presence, in person or by proxy, of the holders of a majority of the total number of votes of the shares of Centiv stock issued, outstanding and entitled to vote constitutes a quorum. Because only holders of Common Stock vote on the ratification of our issuance, pursuant to our recently completed private offering of (i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock, on that matter, the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock constitutes a quorum. You will be considered part of the appropriate quorum or quorums if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

        Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

What vote is required to approve each proposal?

        Election of Directors:    Directors are elected by a plurality of the votes cast at the meeting by the stockholders entitled to vote for the particular director by the vote of the common stockholders and the preferred stockholders voting together as a class. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or ballot or withhold authority as prompted during telephone or Internet voting. Abstentions and broker non-votes will have no effect.

        Amendment of Stock Option Plan:    Amendment of our stock option plan requires that a majority of the shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention will have the effect of a vote against the amendment of the plan since it is one less vote for approval, but a broker non-vote will have no effect.

        Ratification of Our Issuance of Units:    The ratification of our issuance of units in our recently completed private offering requires that a majority of our Common Stock present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention or broker non-vote will have the effect of a vote against the ratification of the issuance since it is one less vote for approval.

        Amendment of Certificate of Incorporation:    Amendment of our certificate of incorporation to grant discretionary authority to our board of directors to effect a reverse stock split requires that a majority of the outstanding shares of our Common Stock and Preferred Stock, voting together as a class and each as a separate class vote in its favor. An abstention will have the effect of a vote against the amendment of the certificate of incorporation since it is one less vote for approval, but a broker non-vote will have no effect.

        Ratification of Our Independent Auditors:    The ratification of our selection of Grant Thornton, LLP requires that a majority of our common and preferred shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention will have the effect of a vote against the ratification of the issuance since it is one less vote for approval, but a broker non-vote will have no effect.

How do I submit a stockholder proposal?

        You must submit a proposal to be included in our proxy statement for the May 2004 annual meeting in writing no earlier than December 25, 2003 nor later than January 24, 2004. Your proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission. If you submit a proposal after the deadline and we choose to consider it, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by our board of directors for that meeting to exercise discretionary voting power as to that proposal.

        Our bylaws require that your proposal provide: (1) a brief description of the business desired to be brought before the annual meeting; (2) the name and address, as they appear on our stockholder records, of the stockholder proposing the business; (3) the class and number of our shares that are beneficially owned by the stockholder; and (4) any material interest of such stockholder in such business is necessary or appropriate to enable it and our stockholders to consider the proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.

How do I nominate a director?

        If you wish to recommend a nominee for director for the 2004 annual meeting of stockholders, our Secretary must receive your written nomination after December 25, 2003 but before January 24, 2004. You should submit your proposal to the Secretary at our address on the cover of this proxy statement. Our by-laws require that you provide: (1) your name and address and the name and address of the nominee; (2) a statement that you are a record holder of Centiv stock entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (3) a description of all arrangements or understandings under which you are making the nominations; (4) any other information that the rules of the Securities and Exchange Commission require to be included in a proxy statement; and (5) the nominee's agreement to serve as a director if elected.

Who pays to prepare, mail and solicit the proxies?

        We will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

Election of Directors

        Due to the resignation of William M. Rychel effective as of December 31, 2002, our board of directors was reduced to six directors. Mr. Albert E. Sisto resigned as a member of our board of directors effective as of March 27, 2002 and Ms. Kim Feil, Mr. Frank Dalton and Mr. Steven J. Carnevale resigned as members of our board of directors effective as of April 22, 2003, each to pursue other interests. As of April 22, 2003, the board appointed Mr. Thomas Pennell (as our preferred stockholders' designee), Mr. Len Finelli, Mr. Daryl Splithoff and Mr. J. Smoke Wallin, respectively, to fill the vacancies created by the resignations of Mr. Sisto, Ms. Feil, Mr. Dalton and Mr. Carnevale, in each case to serve until the expiration of their respective predecessor's term until a qualified successor director has been elected, or until he or she resigns or is removed by the board.

        Our directors are divided into three classes consisting of two directors in each class who serve overlapping three-year terms. The Class I Directors' terms expire at the 2003 Annual Meeting. Mr. Larkin, a Class I Director, was appointed by the Board on December 31, 2002 to fill a vacancy created by an increase in the size of the Board. Mr. Finelli, also a Class I Director, was appointed by the Board on April 22, 2003 to fill the vacancy created by Ms. Feil's resignation. Mr. Larkin and Mr. Finelli are nominated for election at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a class. Each Class I Director will serve until the expiration of his or her term, until a qualified successor director has been elected, or until he or she resigns or is removed by the board.

        Your shares will be voted as you specify on the enclosed proxy card or in telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of Mr. Larkin and Mr. Finelli. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for a nominee, your shares will be voted FOR that other person. The board does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

Nominees

        John P. Larkin, 46, prior to joining Centiv, Mr. Larkin co-founded Spectra Marketing Systems, Inc., a consumer marketing database services firm, which he built to $100 million in sales between 1988 and 1997. Before founding Spectra, Mr. Larkin was Vice President—Product Management at Information Resources, Inc. He began his career with various positions at Procter & Gamble and The Minute Maid Company and also served as Director of Sales Planning and Operations at The Treesweet Company. He holds a BS/BA from the University of Kentucky. Mr. Larkin has been a director since December 2002.

        Len Finelli, 50, is the Chief Financial Officer/Executive VP Business Strategy, Nielsen Retail Entertainment Information, a division of VNU Media Measurement & Information (www.vnu.com). Mr. Finelli has been with VNU since 1987, and has held a number of key financial and managerial positions during his tenure. He has served in his current capacity since 2001. After initially being employed as Controller, Mr. Finelli was promoted in 1990 to CFO of VNU Business Information Services (later re-named to VNU Marketing Information Services Inc.). Mr. Finelli is also a director and minority owner of Spot Quotation and Data, a New York based media research firm. Mr. Finelli was appointed by the board of directors on April 22, 2003 to fill the vacancy created by Ms. Feil's resignation.

Directors Continuing Until 2004 Annual Meeting

        Darrell Splithoff, 53, has been with the Wm. Wrigley Jr. Company since September 1, 2000 where he is currently Senior Vice President—Supply Chain and Corporate Development. Before joining the Wrigley Company, Mr. Splithoff was, from March 1998 to September 1999, the President & CEO of

Edwards Fine Foods (EFF), a frozen dessert company headquartered in Atlanta. He joined EFF after ten years with the Keebler Company, where he was Senior Vice President of Sales and Distribution and served as a member of Keebler's Executive Management Committee. Mr. Splithoff was appointed by the board of directors on April 22, 2003 to fill the vacancy created by Mr. Dalton's resignation.

        Thomas M. Mason, 47, joined Centiv in March 2000 as Vice President of Finance and Chief Financial Officer and became a director in February 2001. From July 1997 until joining Centiv, Mr. Mason served as Chief Financial Officer of The Segerdahl Corporation, a commercial printer. Prior to that, from February through July 1997, he served as Senior Vice President and Chief Financial Officer of Telular Corporation. For the preceding 13 years, Mr. Mason held various finance and general management positions with Bell & Howell Company. Mr. Mason also worked at American Hospital Supply Corporation for five years and began his career with KPMG/Peat Marwick as a CPA. Mr. Mason has been a director of Centiv since February 2001.

Directors Continuing Until 2005 Annual Meeting

        J. Smoke Wallin, 36, has since 1999 been the founder and Chairman & CEO of eSkye Solutions (www.eskyesolutions.com), a leading software solutions provider to the beverage, Consumer Packaged Goods (CPG) and distribution industries. Mr. Wallin began his career in 1988 with National Wine and Spirits, Inc. (www.nwscorp.com), the nation's sixth largest beverage alcohol distributor, and he became Executive Vice President and a Director of National Wine and Spirits, Inc. in 1993. He is also currently Chairman of the Wine & Spirits Wholesalers of America (www.wswa.org). Mr. Wallin serves numerous philanthropic organizations including Boy Scouts of America, Junior Achievement and Vanderbilt University. Mr. Wallin was appointed by the board of directors on April 22, 2003 to fill the vacancy created by Mr. Carnevale's resignation.

        Thomas Pennell, 38, has since 1996 been the Managing Partner of Pennell Venture Partners (www.pennell.com), a technology focused venture capital fund based in New York. Prior to establishing PVP, Mr. Pennell held positions in venture capital and small business finance with Chase Manhattan Bank in 1996, Endeavor Capital Management from 1992 to 1995 and Access Capital prior to that time. On March 31, 2003, the holders of our Series B Convertible Preferred Stock designated Mr. Pennell as their preferred director pursuant to the terms of our Restated Articles of Incorporation and the related Series B Preferred Certificate of Designations, Preferences and Rights, and the Board appointed Mr. Pennell effective April 22, 2003 to fill the vacancy created by the resignation of Mr. Sisto.

The board of directors unanimously recommends that you vote FOR the election of each nominee.

Meetings and Committees of
the Board of Directors

        The board of directors met thirteen times during 2002, either in person or by telephone. In addition to meetings of the full board, directors attended meetings of board committees. The board of directors has standing audit and compensation committees. Each director attended all of the meetings of the board and of the committees on which he served, except that Albert E. Sisto attended eleven out of the thirteen board meetings.

        The audit committee recommends the appointment of our independent public accountants and reviews the scope of audit and non-audit assignments and related facts. Frank X. Dalton, Jr., Albert E. Sisto and Kim Feil were the members of the audit committee in 2002. The current members of the audit committee are Len Finelli, Darrell Splithoff and J. Smoke Wallin. Len Finelli will serve as the audit committee's financial expert. Each member of the audit committee is independent as defined in the National Association of Securities Dealers' listing standards. The audit committee has adopted a charter, a copy of which is attached as APPENDIX A, which specifies the composition and responsibilities of the committee. Additional information on the committee and its activities is set forth in the "Audit Committee Report." The committee met four times during 2002.

        The compensation committee makes recommendations to the board concerning salaries and incentive compensation for our officers and employees. The committee also administers our stock option plan. Frank X. Dalton, Jr. and Albert E. Sisto were the members of the compensation committee for 2002. The current members of the compensation committee are Thomas Pennell, Len Finelli and Darrell Splithoff. The committee met three times during 2002.

Director Compensation

        Directors who are also our employees receive no fees for their services as directors. Non-employee directors receive an annual retainer of $4,000, paid quarterly. Board members receive an additional $1,500 for each in person meeting and $500 for each telephonic meeting plus reimbursement of expenses. Committee members receive $500 for serving on the audit committee and $500 for serving on the compensation committee. For 2003, director compensation will include a $2,000 retainer, $1,000 for each in person meeting and $500 for each telephonic meeting plus reimbursement of expenses. Directors are not precluded from receiving compensation for serving Centiv in another capacity.

        Directors are also entitled to receive options under our stock option plan. Non-employee directors will receive annual grants of options as determined by the board. In addition, upon joining the board of directors non-employee directors will receive a grant of options to purchase 30,000 shares. This amount will not be increased for 2003. These options will vest equally over three years. Options granted under the plan have exercise prices equal to the fair market value of our Common Stock on the grant date.

        In February 2002, we granted each of Messrs. Dalton and Sisto options to purchase 15,000 shares of our Common Stock, which vest equally over three years on the anniversaries of the grant. In April 2002, upon her election to the board of directors, we granted Ms. Feil options to purchase 30,000 shares of our Common Stock, which vest equally over three years on the anniversaries of the grant. In April 2002, as compensation for serving as chairman of the board, we granted Mr. Carnevale options to purchase 158,000 shares of our Common Stock, all of which vested immediately upon the grant.

Ownership of Centiv Common Stock

        The following table shows how much of each class of our stock was beneficially owned as of April 1, 2003 by:

  •
  our Chief Executive Officer and other individuals named in the Summary Compensation Table included in this proxy statement;

  •
  each director;

  •
  each stockholder known by us to own beneficially at least 5% of our Common Stock or Preferred Stock; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer, shares subject to stock options and warrants that are exercisable currently or become exercisable within 60 days and shares subject to convertible securities that are convertible currently or within 60 days. These shares are considered to be outstanding for the purpose of calculating the percentage of ownership of the stockholder holding these options, warrants or convertible securities, but are not considered to be outstanding for the purpose of calculating the percentage ownership of any other person. Percentage ownership is based on 4,997,035 shares of

Common Stock, 770,000 shares of Series B Convertible Preferred Stock (each share of Preferred Stock is, at the holder's option, convertible into shares of Common Stock, subject to certain anti-dilution protection) outstanding as of April 1, 2003. Except as otherwise noted, the stockholders named in this table have sole voting and dispositive power for all shares shown as beneficially owned by them.

	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock	Shares of Class B Preferred Stock Beneficially Owned	Percent of Class B Preferred Stock
Named Executive Officers and Directors
William M. Rychel(2)	533,561	10.42%	—	—
John P. Larkin(3)(4)	365,000	6.11	20,000	2.60%
Thomas M. Mason	114,250	2.24	—	—
John Bauer	37,500	*	—	—
Mark C. Lewis(5)	162,500	3.25	—	—
James Kearney	21,250	*	—	—
Steven J. Carnevale(6)	184,667	3.56	—	—
Frank X. Dalton, Jr.(7)	41,667	*	—	—
Kim Feil(8)	10,000	*	—	—
Albert E. Sisto(9)	199,667	3.92	—	—
Thomas Pennell(10)	1,480,000	23.96	80,000	10.39
J. Smoke Wallin	—	—	—	—
Darrell Splithoff	—	—	—	—
Len Finelli	—	—	—	—
All current directors and executive officers as a group (8 persons)	2,214,334	37.59	100,000	12.99
Other 5% Stockholders
Thomas A. Gust(11)	385,223	7.71	—	—
Harry S. Gierhart(12)	367,100	7.35	—	—
Talkot Crossover Fund(13)	2,294,000	31.46	205,000	26.62
Thomas B. Akin(14)	4,588,000	47.87	410,000	53.28
Pennell Venture Partners Marathon Fund II, LP(15)	1,480,000	23.96	80,000	10.39
Garrison Master Fund(16)	384,000	7.43	—	—
Minotaur Fund, L.P.(17)	2,209,000	5.78	160,000	20.78

*
Less than 1%.

(1)
Includes options and warrants to purchase shares of our Common Stock that are currently exercisable or exercisable within 60 days as follows: Mr. Larkin, 125,000 shares; Mr. Rychel, 125,000 shares; Mr. Mason, 98,750 shares; John Bauer, 37,500 shares; Mr. Kearney, 16,250 shares; Mr. Carnevale, 184,667 shares; Mr. Dalton, 41,667 shares; Ms. Feil, 10,000 shares; Mr. Sisto, 141,667 shares; Mr. Pennell, 380,000 and all current directors and executive officers as a group, 769,159 shares.

(2)
Mr. Rychel's address is c/o Centiv, Inc., 998 Forest Edge Drive, Vernon Hills, Illinois 60061.

(3)
Mr. Larkin's address is c/o Centiv, Inc, 998 Forest Edge Drive, Vernon Hills, Illinois 60061.

(4)
Shares of Common Stock beneficially owned includes 200,000 shares issuable upon conversion into Common Stock of all shares of Series B Preferred Stock held by Mr. Larkin.

(5)
Mr. Lewis's address is c/o Graphics Enterprises, 3874 Highland Park Northwest, North Canton, Ohio 44720

(6)
Mr. Carnevale resigned as a member of the Board of Directors to pursue other interests and to make room for the appointment and election of new directors with significant experience in our industry effective April 22, 2003.

(7)
Mr. Dalton resigned as a member of the Board of Directors to pursue other interests and to make room for the appointment and election of new directors with significant experience in our industry effective April 22, 2003.

(8)
Ms. Feil resigned as a member of the Board of Directors to pursue other interests and to make room for the appointment and election of new directors with significant experience in our industry effective April 22, 2003.

(9)
Shares of Common Stock beneficially owned includes 50,000 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock held by Sixth Bridge L.P. Mr. Sisto is a General Partner for Sixth Bridge L.P., and, as such, shares the power to direct the actions of Sixth Bridge L.P. Therefore, Mr. Sisto may be deemed to be a beneficial owner of these shares. Mr. Sisto disclaims beneficial ownership of all of these shares. The address for Mr. Sisto is 411 E. Plumeria Drive, San Jose, California 94549. Mr. Sisto resigned as a member of the Board of Directors to pursue other interests and to make room for the appointment and election of new directors with significant experience in our industry effective March 27, 2003.

(10)
Shares of Common Stock owned consists of 300,000 shares of Common Stock, 800,000 shares of Common Stock issuable upon conversion into Common Stock of all shares of Preferred Stock and warrants to purchase an additional 380,000 shares of Common Stock. In each case these securities are owned of record by Pennell Venture Partners Marathon Fund II, LP. Mr. Pennell is the Managing Partner of Pennell Venture Partners II, LLC, the general partner of Pennell Venture Partners Marathon Fund II, LP and, as such, shares the power to direct the actions of Pennell Venture Partners Marathon Fund II, LP. Therefore, Mr. Pennell may be deemed to be a beneficial owner of these shares. Mr. Pennell disclaims beneficial ownership of all of these shares. The address for Mr. Pennell is c/o Pennell Venture Partners Marathon Fund II, LP is 10 Jones Street, 6th Floor, New York, New York 10014.

(11)
Mr. Gust's address is 200 North Fairway Drive, Suite 202, Vernon Hills, Illinois 60061.

(12)
Includes 51,000 shares held by children or affiliates of Mr. Gierhart as to which he disclaims ownership. Mr. Gierhart's address is 1099 Los Robles Avenue, Palo Alto, California 94306.

(13)
Shares of Common Stock beneficially owned consists of 2,294,000 shares issuable upon conversion into Common Stock of all shares of Preferred Stock and warrants to purchase shares of Common Stock. The address for Talkot Crossover Fund is 2400 Bridgeway, Suite 200, Sausalito, CA 94965.

(14)
Shares of Common Stock beneficially owned includes 2,294,000 shares issuable upon conversion into Common Stock of all shares of Preferred Stock and warrants to purchase shares of Common Stock. Shares of Common Stock beneficially owned also includes 2,294,000 shares issuable upon conversion into Common Stock of all shares of Preferred Stock and warrants to purchase shares of Common Stock held by Talkot Crossover Fund. Mr. Akin is a Partner of Talkot Capital LLC, the fund manager of Talkot Crossover Fund, and, as such, shares the power to direct the actions of Talkot Crossover Fund. Therefore, Mr. Akin may be deemed to be a beneficial owner of these shares. Mr. Akin disclaims beneficial ownership of all of these shares. The address for Mr. Akin is 2400 Bridgeway, Suite 300, Sausalito, California 94965.

(15)
Shares of Common Stock owned consists of 300,000 shares of Common Stock, 800,000 shares of Common Stock issuable upon conversion into Common Stock of all shares of Preferred Stock and warrants to purchase an additional 380,000 shares of Common Stock. The address for Pennell Venture Partners Marathon Fund II, LP is 10 Jones Street, 6th Floor, New York, New York 10014.

(16)
Shares of Common Stock beneficially owned consists of 192,000 shares issuable upon exercise of warrants to purchase Common Stock. The address for Garrison Master Fund is c/o Barbary Coast Capital Management, One Sansome Street, Suite 2900, San Francisco, California 94104.

(17)
Shares of Common Stock beneficially owned includes 1,920,000 shares issuable upon conversion into Common Stock of Preferred Stock and warrants to purchase shares of Common Stock. The address for Minotaur Fund, L.P. is 131 Olive Hill Lane, Woodside CA 94062.

Section 16(a) Beneficial Ownership
Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that Centiv's executive officers, directors and 10% stockholders file reports of securities ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and 10% owners also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of these reports provided to us and written representations that no other reports were required, we believe that all filing requirements were met during fiscal 2002.

Compensation of Directors and Executive Officers

        This table summarizes the before-tax compensation for the Chief Executive Officer and the next four most highly compensated executive officers of Centiv, as well as for Mark Lewis, who served as an executive officer of Centiv during a portion of 2002.

Summary Compensation

						Long-Term Compensation
		Annual Compensation				Awards
Name and Principal Position	Year	Salary	Bonus			Securities Underlying Options	All Other Compensation(2)
William M. Rychel Chief Executive Officer (until December 31, 2002)	2002 2001 2000	$175,000 175,000 175,000		$90,000 87,500 87,500	(1)	75,000 100,000 —	$9,545 9,205 9,024
John P. Larkin President and Chief Executive Officer (since December 31, 2002) President and Chief Operating Officer (since October 28, 2002)	2002	$25,000		—		1,423,000	—
Thomas M. Mason Chief Financial Officer (since March 2000)	2002 2001 2000	$160,000 160,000 131,590		$0 58,333 91,667	(3)	75,000 40,000 60,000	$820 820 633
Mark C. Lewis Former President of CalGraph Technology Services, Inc. (until January 2002)	2002 2001 2000	$18,264 160,000 158,751	$	— 40,000 100,000		— 30,000 40,000	$68 820 419
James M. Kearney Chief Information Officer (since July 2000)	2002 2001 2000	$120,729 115,000 55,105		$0 16,150 8,250	(3)	15,000 15,000 10,000	$542 542 419
John R. Bauer Vice President of Marketing (since April, 2002)	2002	$127,997		$0	(3)	75,000	$538

(1)
Paid at $12,500 per month beginning May 2003.

(2)
Represents payments made by Centiv on a long-term disability policy.

(3)
The following bonuses were accrued as of December 31, 2002, Mr. Mason: $58,580; Mr. Kearney: $14,625; and Mr. Bauer: $32,951. However, these officers agreed to forgive the payment of these bonuses in connection with the establishment of the Company's Key Employee Incentive Plan.

Option Grants in 2002

        This table gives information relating to option grants during 2002 to the executive officers listed in the Summary Compensation Table. Unless otherwise noted, the options were granted under our Amended and Restated 1997 Stock Option Plan. Unless otherwise noted, the options vest in four equal annual installments beginning on the first anniversary of the grant date.

        The potential realizable value is calculated based on the term of the option at its time of grant, 10 years, except for those options owned by Mr. Rychel for which the period is five years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and the stock is sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. The actual price appreciation may be substantially greater or lower than that assumed under these rules. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or at any other defined level. The closing price of the Common Stock on March 31, 2003, the last trading day prior to the record date, was $0.40 per share.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2002
Name			Exercise Price Per Share	Expiration Date
					5%	10%
William M. Rychel	75,000	3.7%	$0.89	2/12/07	$13,975	$37,701
John P. Larkin(1)	1,423,000	70.9	$1.00	10/28/12	894,917	2,267,896
Thomas M. Mason	75,000	3.7	0.85	2/12/12	127,352	322,736
Mark C. Lewis	—	—	—	—	8,845	22,414
James M. Kearney	15,000	0.7	0.85	2/12/12	20,301	51,449
John R. Bauer	75,000	3.7	0.78	4/18/12	36,790	93,234

(1)
Granted outside of the 1997 Stock Option Plan. These options vest as follows:

a.
85,000 options vested upon Grant Date (October 28, 2002).

b.
200,000 options that will vest 25% per year on the anniversary date of the Grant Date. In the event of a change-of-control, all unvested options described in this paragraph will be vested in full, concurrent with the change-of-control transaction

c.
85,000 options that will vest on January 1, 2004 and 85,000 additional options that will vest 25% per year on January 1, 2005, 2006, 2007 and 2008. In the event of a change-of-control after January 1, 2003 and before December 31, 2003, all unvested options described in this paragraph will be vested in full on a pro-rata basis concurrent with the change-of-control transaction.

d.
170,000 options that will vest on January 1, 2005 and 170,000 options that will vest 25% per year on January 1, 2006, 2007, 2008 and 2009. In the event of a change-of-control after January 1, 2004 and before December 31, 2005, all unvested options described in this paragraph will be vested in full on a pro-rata basis concurrent with the change-of-control transaction.

e.
628,000 options that will vest on November 1, 2008 (hereinafter referred to as the "2008 Options")

i.
For fiscal Year 2003, for every 1% of revenue achieved in excess of Plan to a maximum of 140% (a maximum of 314,000 shares per year), the vesting of 7,850 of the 2008 Options will be accelerated to begin vesting on January 1, 2004 and will vest 25% per year for four years on the anniversary of January 1, 2004.

    ii.
    For fiscal Year 2004, for every 1% of revenue achieved in excess of Plan, to a maximum of 140% (a maximum of 314,000 shares per year), the vesting of 7,850 of the "2008 Options" will to begin vesting on January 1, 2005 and will vest 25% per year for four years on the anniversary of January 1, 2005.

        In the event of a change-of-control, all unvested options described in paragraphs 1(e)(i) and 1(e)(ii) above that have had their vesting date accelerated will be vested in full concurrent with the change-of-control transaction.

Option Exercises in 2002 and
2002 Year-End Option Values

        None of the executive officers listed in the Summary Compensation Table exercised stock options during 2002. The value of unexercised in-the-money options at year end 2002 is determined using the difference between the option exercise price and $0.32 (the closing price of Centiv Common Stock on the last trading day of the fiscal year, December 31, 2002) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the Common Stock subject to the option is greater than the exercise price.

	Securities Underlying Unexercised Options at Year End 2002		Value of Unexercised In-the-Money Options at Year End 2002
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
William M. Rychel	125,000	0	0	0
John P. Larkin	85,000	1,338,000	0	0
Thomas M. Mason	98,750	76,250	0	0
Mark C. Lewis	60,000	0	0	0
James Kearney	16,250	23,750	0	0
John R. Bauer	18,750	56,250	0	0

Key Employee Incentive Pool

        On March 27, 2003, the compensation committee of the Board of Directors and the full Board of Directors, including the independent directors unanimously approved the establishment of a Key Employee Incentive Pool ("KEIP"). Under the KEIP, upon the consummation of a sale of all or substantially all of the assets of Centiv or the consummation of a merger wherein the then current stockholders of Centiv do not own at least 50% of the outstanding voting power of the surviving entity or upon a sale of all or substantially all of the outstanding capital stock of Centiv, the participating employees shall receive bonuses (payable in the consideration of the sale) according to the following:

  •
  If the total consideration received, including any assumption of debt, is less than $15 million there will be no bonuses paid under the KEIP;

  •
  If the total consideration received, including any assumption of debt, is greater than $15 million and less than $75 million the KEIP will equal 15% of the total consideration; and

  •
  If the total consideration received, including any assumption of debt, greater than $75 million the KEIP will be the greater of 10% or $11.25 million.

        All participants and allocation to those participants under the KEIP will be subject to approval of the compensation committee of the Board of Directors. On April 22, 2003, the Board of Directors approved the actual KEIP Plan, a copy of which is attached as APPENDIX B and the compensation committee and the Board unanimously approved the following initial participants and allocations (assuming a 15% incentive pool; for proceeds in excess of $75 million, the percentages would be adjusted on a pro rata basis):

Name	% of Proceeds
John P. Larkin	10.05%
Thomas M. Mason	2.10%
John R. Bauer	.60%
James Kearney	.60%
Other Non-Executive Officer Employees	1.50%
Other Employees (to be approved)	.15%
Total Incentive	15.00%

        As a contractual obligation of Centiv triggered upon a change in control, the KEIP plan could have the effect of discouraging such a change in control.

Certain Relationships and Related Transactions

Transactions with Mr. Rychel

        We loaned Mr. Rychel a total of $1,775,000 to purchase from certain shareholders a total of 806,983 shares of our Common Stock, 685,816 of which were shares of Class B Common Stock. All outstanding shares of our Class B Common Stock were converted into our Common Stock on a one-for-one basis on January 21, 2000. The loan was due on December 1, 2001 and was renewed until December 1, 2002. In November 2002, we repurchased the 806,983 shares in exchange for the outstanding loan plus accrued interest of $2,250,283.

Transactions with Talkot Capital, LLC and Mr. Larkin

        On March 31, 2003, we sold, in a private placement exempt from registration, 500,000 units, each consisting of one share of Series B Convertible Preferred Stock (the "Series B Preferred") and one warrant to purchase two shares of Common Stock (the "Warrant"), which amounted to 20% warrant coverage. Talkot Crossover Fund, a fund managed by Talkot Capital, LLC, of which Mr. Carnevale, our former Chairman, was the Director of Private Equity Investing until December 2002 and Thomas B. Akin, both of whom are significant Centiv stockholders were investors in the offering. Additionally, John P. Larkin, our President and Chief Executive Officer was also an investor in the offering. Talkot Crossover Fund and Mr. Akin each acquired 205,000 shares of Series B Convertible Preferred Stock and warrants to purchase 210,000 shares of our Common Stock at an exercise price of $0.50 per share. Mr. Larkin acquired 20,000 shares of Series B Convertible Preferred Stock and warrants to purchase 40,000 shares of Common Stock at an exercise price of $0.50 per share.

Equity Compensation Plan Information Table

        The following table provides information as of December 31, 2002 regarding the number of shares of our common stock that may be issued upon the exercise of options, warrants and rights under the Centiv's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,105,462		$1.06	357,038	(2)
Equity compensation plans not approved by security holders	1,423,000	(3)	$1.00	0
Total	2,528,462		$1.02	357,038

(1)
This table includes information regarding our 1997 Stock Option Plan.

(2)
Does not include 500,000 shares available under the 1997 Stock Option Plan that is being submitted for stockholder approval at the Annual Meeting. If stockholders approve the amendment to the plan, the number of shares available for future issuance will be increased by 500,000 shares. Includes 315,667 shares that were the subject of grants in March, 2003.

(3)
Granted outside of the 1997 Stock Option Plan to John P. Larkin, Centiv's President and Chief Executive Officer. These options vest according to the following schedule:

a.
85,000 options vested upon Grant Date (October 28, 2002).

b.
200,000 options that will vest 25% per year on the anniversary date of the Grant Date. In the event of a change-of-control, all unvested options described in this paragraph will be vested in full, concurrent with the change-of-control transaction

c.
85,000 options that will vest on January 1, 2004 and 85,000 additional options that will vest 25% per year on January 1, 2005, 2006, 2007 and 2008. In the event of a change-of-control after January 1, 2003 and before December 31, 2003, all unvested options described in this paragraph will be vested in full on a pro-rata basis concurrent with the change-of-control transaction.

d.
170,000 options that will vest on January 1, 2005 and 170,000 options that will vest 25% per year on January 1, 2006, 2007, 2008 and 2009. In the event of a change-of-control after January 1, 2004 and before December 31, 2005, all unvested options described in this paragraph will be vested in full on a pro-rata basis concurrent with the change-of-control transaction.

e.
628,000 options that will vest on November 1, 2008 (hereinafter referred to as the "2008 Options")

i.
For fiscal Year 2003, for every 1% of revenue achieved in excess of Plan to a maximum of 140% (a maximum of 314,000 shares per year), the vesting of 7,850 of the 2008 Options will be accelerated to begin vesting on January 1, 2004 and will vest 25% per year for four years on the anniversary of January 1, 2004.

    ii.
    For fiscal Year 2004, for every 1% of revenue achieved in excess of Plan, to a maximum of 140% (a maximum of 314,000 shares per year), the vesting of 7,850 of the "2008 Options" will to begin vesting on January 1, 2005 and will vest 25% per year for four years on the anniversary of January 1, 2005.

    In the event of a change-of-control, all unvested options described in paragraphs (e)(i) and (e)(ii) above that have had their vesting date accelerated will be vested in full concurrent with the change-of-control transaction.

Compensation Committee Report
on Executive Compensation

        The compensation committee of the Board of Directors is composed of two independent non-employee directors. The committee makes recommendations to the board concerning salaries and incentive compensation for our officers and employees. The primary objective in designing and implementing the compensation program is to maximize stockholder value over time through alignment of employee performance with business goals and strategies that serve stockholders' interests. The overall goal of the compensation committee is to enable the board to develop executive compensation and equity-based programs that are consistent with and linked to our strategic and annual business objectives. This report describes the philosophy, objectives and components of our executive compensation programs for 2002 and discusses the determination of compensation for the Chief Executive Officer for 2002.

Compensation Philosophy

        The compensation committee adheres to a compensation policy that:

  •
  will attract and retain key executives crucial to our long-term success;

  •
  relates to the achievement of operational and strategic objectives; and

  •
  is commensurate with each executive's performance, experience and responsibilities.

        The committee has adopted specific principles that are applied in structuring the compensation opportunity for executive officers.

Long-Term and At-Risk Focus

        A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of stockholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of the total compensation to encourage stockholder value-based management decisions and to link compensation to our performance and stockholder interests.

Short-Term and At-Risk Focus

        A significant portion of cash compensation for executives is linked to the achievement of annual bonus plans or performance objectives. This includes cash bonuses that may be approved by the committee. There is a real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall company performance.

Competitiveness

        Base pay and total compensation should be competitive with similar companies based upon size, products and markets. Individual qualifications and experience level are considered in establishing a salary level when a person is appointed to a position. Salaries are generally reviewed annually. In many instances, a primary factor in setting salary levels is the desire to provide compensation sufficient to induce these individuals to join or remain in our employment. In addition, we periodically conduct a proxy survey of peer group companies.

Cash and Other Bonuses

        Management employees are not currently eligible to earn annual bonuses at this time and will not be unless the Compensation Committee recommends and the Board of Directors determines to create a new bonus program.

        The newly created Key Employee Incentive Pool (KEIP) will provide bonuses to key employees in the event of a sale of the company. The KEIP was established to incent key employees to maximize shareholder value in the event of a change of control. The aggregate amount available for payment of bonuses under the pool will be dependent upon the sale price of the company. If the total consideration received, including any assumption of debt, is less than $15 million there will be no bonuses paid under the KEIP. If the total consideration received, including any assumption of debt, is greater than $15 million and less than $75 million, the KEIP will equal 15% of the total consideration. Finally, if the total consideration received, including any assumption of debt, greater than $75 million the KEIP will be the greater of 10% or $11.25 million. The compensation committee will administer the Key Employee Incentive Pool and, subject to board approval, will approve all participants in the plan and their respective allocations of the pool on a case by case basis.

Stock Option Awards and Restricted Stock Grants

        Equity-based compensation comprises a significant portion of our executive officer compensation programs. These plans are administered solely by the compensation committee.

        Stock options provide executive officers and certain other key employees with the opportunity to achieve an equity interest in Centiv. Stock options are granted with an exercise price equal to the market price on the grant date. Vesting is determined by the committee on a case-by-case basis. Granting options as a portion of compensation emphasizes a long-term focus by key employees in the acquisition and holding of Common Stock. The number of stock options granted is based on the individual's potential to contribute to our future growth. The frequency and size of individual grants vary with changes in the individual's potential to contribute to our future growth. The number of options required to achieve target grant values based on the prevailing fair market value of the Common Stock serves in part to determine the number of options granted annually.

Target Stock Ownership

        The Board of Directors and management believe that significant stock ownership is a major incentive in building stockholder value and aligning the interests of executives and stockholders. The board has adopted guidelines for minimum target ownership by senior executives. Guidelines are based upon a multiple of base salary and can range up to three times annual salary amounts.

Chief Executive Officer Compensation

        Mr. Rychel resigned as Chief Executive Officer on December 31, 2002. The compensation arrangements for Mr. Rychel were based on market conditions for similar positions in the industry. In 2002, Mr. Rychel received a salary of $175,000 and was eligible for a cash bonus of up to 100% of his salary, or $175,000, based on his achievement of objectives determined by the compensation committee. Based on the committee's evaluation of Mr. Rychel's performance against various objectives, Mr. Rychel received a bonus of $90,000 for 2002 which will be paid in monthly installments of $12,500 beginning in May 2003 and was granted options to purchase 75,000 shares in February 2002. As part of Mr. Rychel's separation agreement, he forfeited options to purchase 50,000 shares.

Deductibility of Compensation

        Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to the CEO and each of the other four most highly compensated officers. The committee believes that the current structure of Centiv's executive compensation does not give rise to Section 162(m) concerns. The committee will continue to assess the impact of Section 162(m) on its compensation practices.

                      Compensation Committee

                      Frank X. Dalton, Jr.
                      Al Sisto
                      March 27, 2003

Company Performance

        This graph shows a comparison of cumulative total stockholder returns for Centiv, the Russell 2000 and the Nasdaq Computer and Data Processing Services Index from December 31, 1997 through December 31, 2002. The graph assumes an initial investment of $100 and the reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CENTIV, INC., THE RUSSELL 2000 INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*
$100 Invesed on 12/31/97 in stock or index—including reinvestment of dividends.
Fiscal year ending December 31.

Cumulative Total Return

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Centiv, Inc.	$100.00	$68.49	$65.75	$32.88	$61.37	$14.03
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39
Nasdaq Computer and Data Processing Services	100.00	178.39	392.11	180.52	145.36	112.80

Audit Committee Report

        The audit committee is comprised of three directors who are not officers of Centiv. Each of the members is independent, as defined in the National Association of Securities Dealers' listing standards. The committee operates under a written charter adopted by the board, a copy of which is attached as APPENDIX A. With Frank Dalton's resignation from the Board effective April 22, 2003, the Board of Directors has determined that Len Finelli, a new Board member and a member of the audit committee, satisfies the requirements of a financial expert as required by the Securities and Exchange Commission and the National Association of Securities Dealers' listing standards.

        Management is responsible for Centiv's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Centiv's independent accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review those processes.

        The committee held four meetings during 2002. The meetings were designed to facilitate and encourage private communications between the committee and Centiv's independent public accountants. Centiv's independent public accountants for 2002 were Grant Thornton, LLP.

        During these meetings, the committee reviewed and discussed the quarterly financial reviews and the audited financial statements with management and Grant Thornton, LLP. The committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on these discussions, the committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

        The discussions with Grant Thornton, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The committee received from Grant Thornton, LLP, written disclosures and the letter regarding its independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with Grant Thornton, LLP that firm's independence. The committee has recommended the retention of Grant Thornton, LLP as Centiv's independent accountants for fiscal year 2003.

                      Audit Committee

                      Frank X. Dalton, Jr.
                      Kim Feil
                      Al Sisto
                      March 27, 2003

Independent Public Accountants

        Upon the recommendation of the audit committee, the Board of Directors appointed Grant Thornton, LLP as our independent accountants effective November 13, 2000. Representatives of Grant Thornton, LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

        Grant Thornton, LLP billed us approximately $94,215 for professional services in connection with the audit of the annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2002 and the reviews of the financial statements included in our Forms 10-Q for 2002.

Financial Information Systems Design and Implementation Fees

        In fiscal year 2002, there were no fees billed by or paid to Grant Thornton for professional services in connection with operating or supervising the operation of our information system or managing our local area network. In addition, there were no fees for professional services in connection with designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

All Other Fees

        In fiscal year 2002, we paid additional fees to Grant Thornton of approximately $127,433 for services provided by them in connection with registration statement filings, tax preparation and consulting and related services.

        The audit committee has considered whether the non-audit services of Grant Thornton, LLP during fiscal year 2002 are compatible with maintaining Grant Thornton, LLP's independence.

        The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ Small Cap Market listing standards.

Ratification of Issuance of Units and Shares

        On March 31, 2003, we sold, in a private placement exempt from registration, 500,000 units, each consisting of one share of Series B Convertible Preferred Stock (the "Series B Preferred") and one warrant to purchase two shares of Common Stock (the "Warrant"), which amounted to 20% warrant coverage. The proceeds of this offering were used to repay outstanding debt and for general working capital purposes.

        As part of the private placement, the holders of $500,000 of the outstanding Convertible Subordinated Debt converted into Series B Preferred on the same terms. The remaining $500,000 of Convertible Subordinated Debt was repaid in full from proceeds of this offering. In addition, we issued an additional 270,000 shares of Series B Preferred in conversion of 135,000 shares of our outstanding Series A Convertible Preferred Stock (the "Series A Preferred"). No Warrants were issued in connection with the shares of Series B Preferred issued in conversion of the Series A Preferred. In addition, the warrants to purchase Series A Preferred held by the Series A Preferred investors were cancelled with no value in connection with the conversion. The remaining 81,000 outstanding shares of Series A Preferred was converted on March 31, 2003 into 810,000 shares of Common Stock in accordance with the terms of the Series A Preferred certificate of designations.

        The purchase price for each unit was $5.00 per unit (the "Purchase Price"). Because each share of Series B Preferred is convertible, initially, into ten shares of Common Stock, the effective purchase price was $0.50 for each share of Common Stock purchased. The Warrant gives the holder the right, until seven years after the issuance of the Warrant, to purchase two shares of Common Stock at a purchase price of $0.50 per share. Neither the Series B Preferred nor the Warrants have been registered under the Securities Act of 1933. Therefore, they may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

        The Series B Preferred has a liquidation preference over Common Stock equal to two times the Purchase Price plus any accrued and unpaid dividends. If not previously converted, the Series B Preferred will begin to accrue dividends on April 1, 2004 at an annual rate equal to 8% of the Purchase Price per year. In addition, if not previously converted into Common Stock, the Series B Preferred will be subject to redemption at our option on March 31, 2007 at a redemption price equal to the Series B Preferred liquidation preference amount. If we fail to redeem the Series B Preferred on that date, the holders of the Series B Preferred become entitled to elect a majority of the Board of Directors. Notwithstanding the foregoing, directors elected by virtue of the voting rights of the Series B Preferred would have to recuse themselves from any vote to redeem all or a portion of the Series B Preferred.

        As stated, the Series B Preferred is initially convertible into 10 shares of Common Stock for each share of the Series B Preferred. This conversion ratio, however, is subject to anti-dilution adjustment if we issue any capital stock (or securities exercisable for or convertible into capital stock) for a per share price less than the then current conversion price of $0.50 per share, except for issuances pursuant to our stock option plan and certain other issuances to business partners. The anti-dilution adjustment will be made on a full-ratchet basis. The anti-dilution protection will not apply until our stockholders ratify the authorization of the Series B Preferred. Each share of Series B Preferred is entitled to 10 votes and the Class B Preferred votes together with the Common Stock on all matters unless otherwise required by law.

        The purchasers of the Series B Preferred may voluntarily convert the Series B Preferred at any time. The Series B Preferred will be automatically converted if (i) we meet either Conversion Milestone defined below, or (ii) holders of 2/3 of the outstanding shares of the Series B Preferred agree to convert. In either event, however, an automatic conversion will only occur if a registration statement covering the resale of the shares issuable upon conversion is in effect at that time. "Conversion Milestone" shall mean either (a) our pretax earnings from ongoing operations are equal to or greater than $6 million in the aggregate in any four consecutive fiscal quarters as determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") as applied on the date when the Series B Preferred was first issued and the closing trading price of our Common Stock is equal to or greater than $2.00 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares after the filing date hereof) for ten consecutive Trading Days (as defined below), or (b) the closing of a "firm commitment" underwritten public offering of Common Stock in which the public offering price per share of Common Stock is at least equal to 3 times the then-applicable conversion price for the Series B Preferred and which offering results in gross proceeds of not less than $15 million. "Trading Day" means a business day on which at least 50,000 shares of Common Stock are traded on the principal United States securities exchange or automated quotation system on which such security is listed or traded.

        We agreed to file a registration statement By April 30, 2002 on Form S-3 (or Form S-1 if Form S-3 is unavailable) to cover the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred and the shares of Common Stock issuable upon exercise of the Warrants. We also agreed to use its best efforts to have the registration statement declared effective and maintain the effectiveness of the registration statement until the earlier of (a) the later of (i) two years after all of the Warrants have been redeemed or exercised, or (ii) two years after all of the Series B Preferred has been converted, or (b) six years from the closing date. In addition, the Company granted the purchasers of the Series B Preferred piggy-back registration rights on any other registration statement filed by the Company (other than on Forms S-8 or S-4). We are not, however, obligated to register or qualify the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred and the shares of Common Stock issuable upon exercise of the Warrants under the laws of the various states, unless specifically requested by the purchasers of the Series B Preferred. We agreed to bear all expenses of each registration, including the costs of one special counsel to the purchasers of the Series B Preferred.

        If we fail to file a resale registration statement with the SEC within 30 days of the closing, fails to have the registration statement declared effective within 90 days of the closing or thereafter fails to maintain the effectiveness or currency of the registration statement (except during a Blackout Period), then we will compensate the purchasers of the Series B Preferred for the delay in an amount equal to 1% of the purchase price paid by such purchasers for each month of delay (pro-rated to the day). This compensation may, at our option, be issued in shares of Common Stock at the then fair market value. This compensation will be the exclusive remedy for the purchasers of the Series B Preferred for our failure to obtain or maintain the effectiveness of any particular registration statement after exercising its best efforts.

        We may impose blackout periods with respect to the use of the registration statement in an aggregate amount of time not to exceed 25 business days in any 12-month period if our Board of Directors determine in good faith that (a) an amendment or supplement to a registration statement is required to correct a material misstatement or to include information the absence of which would render the registration statement materially misleading and (b) the filing of such amendment or supplement would result in the disclosure of information that the Company has a bona fide business purpose for preserving as confidential. We may not issue more than four blackout periods in any 12-month period. We agreed to notify the purchasers of the Series B Preferred of blackout periods but the purchasers are not required to notify us of any sales if no Blackout is in effect. The registration rights are embodied in an investor rights agreement that contains customary terms and conditions, including cross-indemnities.

        The Series B Preferred Stock financing included cash proceeds of $2,000,000 plus the conversion of $500,000 of our Senior Convertible Subordinated Debt that was issued on September 28, 2002. The remaining Senior Convertible Subordinated Debt of $500,000 was repaid out of the proceeds of this offering. The remainder of the proceeds will be used for general working capital purposes.

        Approval by our stockholders of this transaction is not required under Delaware law; however, Nasdaq listing rules require the approval of stockholders for the issuance of securities in certain situations. Certain aspects of this offering such as the anti-dilution protection are subject to ratification by the holders of our Common Stock.

The board of directors unanimously recommends that you vote FOR the ratification of the issuance of the units and shares.

Amendment of 1997 Stock Option Plan

        The board of directors has approved an amendment to the 1997 Stock Option Plan effective March 27, 2003 to increase the number of shares reserved for issuance under the plan by 500,000 shares. The board recommends that you approve this amendment to the plan. A copy of the plan and the proposed amendment are attached as APPENDIX C. The following summary describes the material features of the plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the plan.

The Stock Option Plan Generally

        The plan was originally adopted by the board and approved by our stockholders in August 1997 and was amended and restated in March 2000 and again in February 2001 and amended again in May 2002. No option may be granted under the plan after August 2006. Awards under the plan may be in the form of incentive stock options or nonqualified stock options. Under the plan, the compensation committee may grant stock options to key individuals performing services for us, including employees, officers, directors, consultants and advisors. Participation in the plan is open to all of our employees; however, eligibility for grants under the plan is subjective and is determined by management subject to approval by the compensation committee.

Shares Available for the Plan

        We currently have 1,500,000 shares of Common Stock reserved for issuance under the plan. As of April 1, 2003, 41,371 shares remained available for grants under the plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, spin-off, recapitalization or other similar event affecting the number of shares of our outstanding Common Stock.

        The board proposes to amend the plan to increase the number of shares that can be issued to 2,000,000. We believe that stock options are important to attract and to encourage the continued employment and service of officers, key employees and other key individuals by facilitating their purchase of an equity interest in Centiv. In order to ensure that there are adequate shares available for future grants to support broad-based participation, we believe that we need to increase the number of shares issuable under the plan.

Plan Administration

        The compensation committee administers the plan. Subject to the specific provisions of the plan, the committee determines award eligibility, timing and the type, amount and terms of the awards. The committee also interprets the plan, establishes rules and regulations under the plan and makes all other determinations necessary or advisable for the plan's administration.

Stock Options

        Options under the plan may be either incentive stock options, as defined under the tax laws, or nonqualified stock options. Only nonqualified options may be granted to individuals who are not our employees. The number of shares underlying options granted to any one individual in a 12-month period may not exceed 300,000 shares. Depending on the terms of an individual's option agreement, upon exercise, the holder may pay the exercise price in several ways. He or she may pay: (1) in cash; (2) by delivering shares of our Common Stock that he or she has held at least six months; (3) by any other means that the board of directors or the compensation committee determines; or (4) by a combination of these methods.

        The per share exercise price of an incentive stock option may not be less than the fair market value of our Common Stock on the date the option is granted. The compensation committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. The term of an incentive option granted under the plan to a stockholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by the holder during the calendar year exceeds $100,000, the portion of the option that exceeds the $100,000 limitation will be treated as a nonqualified option.

Expiration of Options

        Generally, options granted under the plan expire on the date determined by the compensation committee at the time of the grant, subject to earlier expiration as specified in the award agreement if the holder terminates employment with us prior to that date. Generally, options expire three months after the termination of employment or other relationship with us for any reason other than death or disability, or one year after termination by reason of death or disability, in either case subject to the normal expiration date of the option. If termination is for cause or breach by the holder of an employment, confidentiality or non-disclosure agreement, the option will expire immediately upon termination. Incentive stock options may be subject to additional restrictions. In no event may an option be exercised after its expiration date. Unless the committee determines otherwise, any unvested portion of an option will expire immediately upon termination of employment or other relationship.

Options Granted

        We cannot determine the number of shares of our Common Stock that may be acquired under stock options that may be awarded under the plan to participants. On March 31, 2003, the last trading day prior to the record date, the last reported sale price of our Common Stock on the Nasdaq SmallCap Market was $0.40 per share. As of that date, the following options had been granted since the adoption of the plan:

Name	Number of Shares
William M. Rychel—Former Chief Executive Officer and Director (until December 31, 2002)	175,000
John P. Larkin—President and Chief Executive Officer and Current Director and Director Nominee(1)	0
Thomas M. Mason—Chief Financial Officer and Current Director	275,000
Mark C. Lewis—Former President of CalGraph Technology Services, Inc.	60,000
John R. Bauer—Chief Marketing Officer	140,000
James A. Kearney—Chief Information Officer	105,000
Steven J. Carnevale—Director until April 22, 2003	188,000
Frank X. Dalton, Jr.—Director until April 22, 2003	55,000
Albert E. Sisto—Director until March 27, 2003	55,000
Kim Feil—Director until April 22, 2003	30,000
Thomas Pennell—Current Director (effective April 22, 2003)	0
J. Smoke Wallin—Current Director (effective April 22, 2003)	0
Darrell Splithoff—Current Director (effective April 22, 2003)	0
Len Finelli—Current Director and Director Nominee (effective April 22, 2003)	0
All current executive officers	520,000
All current directors who are not executive officers	273,000
All employees (other than current executive officers)	521,500

(1)
Does not include options to purchase 1,423,000 shares of Common Stock granted outside of the Plan.

Transferability

        Generally, an option may not be sold, assigned or otherwise transferred during its holder's lifetime, except by will, the laws of descent and distribution, or a domestic relations order meeting certain IRS criteria.

Tax Consequences

        The following is a summary, based on current law, of some significant federal income tax consequences of awards under the plan. Participants are advised to consult with their own tax advisor regarding the federal, state and local tax consequences of the grant and exercise of an option.

        Participants in the plan do not recognize taxable income by reason of the grant or vesting of an option, and we do not receive a tax deduction by reason of either event. At exercise, the federal tax consequences vary depending on whether the award is an incentive stock option or a nonqualified stock option.

Incentive Stock Options

        Upon exercise of an incentive stock option, its holder does not recognize taxable income, and we do not receive a tax deduction. However, the excess of the fair market value of our Common Stock on the date of exercise over the exercise price is an adjustment that increases alternative minimum taxable income, the base upon which alternative minimum tax is computed.

        If the shares purchased upon the exercise of an incentive stock option are sold at a gain within two years from the date of grant, or within one year after the option is exercised, then the difference, with certain adjustments, between the fair market value of the stock at the date of exercise and the exercise price will be considered ordinary income. Any additional gain will be treated as a capital gain. If the shares are sold at a gain after they have been held at least one year and more than two years after the grant date, any gain will be treated as a long-term capital gain. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

Nonqualified Stock Options

        Upon exercise of a nonqualified stock option, its holder recognizes ordinary income in an amount equal to the difference between the fair market value of our Common Stock at the time of exercise and the exercise price. Generally, we are entitled to a corresponding tax deduction for compensation income recognized by the holder. Upon the subsequent sale of the shares acquired in the exercise, the holder will recognize a short-term or long-term capital gain or loss, depending on the length of time he or she has held the shares.

Plan Amendment and Termination

        The plan will terminate in August 2006. The board of directors may amend or terminate the plan at any time. No amendment may adversely affect the rights of an option holder with respect to options under the plan without his or her consent.

The board of directors unanimously recommends a vote FOR
the amendment of the 1997 Stock Option Plan.

Approval of Reverse Stock Split Amendment

        The board of directors has unanimously adopted a resolution approving, and recommending to our stockholders for approval, a proposal to amend Article Fourth of our certificate of incorporation authorizing a reverse stock split of the shares of Common Stock at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), as determined in the discretion of the board of directors to be in the best interests of our stockholders (the "Reverse Stock Split"). As a result of such discretion, however, the Board has approved four potential forms of the proposed amendment. Each of these forms of amendment is included in the attached APPENDIX D. Assuming approval of this proposal by our stockholders, if and when the reverse stock split is implemented by our Board, the Board will cause the version of the proposed amendment that corresponds with the ratio selected by the Board to be filed with the Secretary of State of Delaware (the "Reverse Stock Split Amendment"). We believe that approval of a range of reverse split ratios, rather than approval of a specific reverse split ratio, provides the board of directors with maximum flexibility to achieve the purposes of the Reverse Stock Split.

        The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock by the ratio determined by the board of directors to be in our stockholders bests interests, but will not increase the par value of our Common Stock, and will not change the number of authorized shares of Common Stock. The following summary describes the material features of the Reverse Stock Split; however, it is not complete, and therefore, you should not rely solely on it for a detailed description of every aspect of the Reverse Stock Split.

Reasons for the Reverse Stock Split Amendment

        Our Common Stock is currently listed on the Nasdaq SmallCap Market. The continued listing criteria of the Nasdaq SmallCap Market require, among other things, that our Common Stock maintain a closing bid price in excess of $1.00 per share. On December 10, 2002, we received notification from Nasdaq that for 30 consecutive trading days, our Common Stock closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq SmallCap Market. In addition, the letter notified us that if the minimum bid price for our Common Stock had not closed above $1.00 for at least 10 consecutive trading days before June 9, 2003, our Common Stock would be delisted from the Nasdaq SmallCap Market, pending any appeals to Nasdaq that we may make.

        Our board of directors has determined that the continued listing of our Common Stock on the Nasdaq SmallCap Market is in the best interests of our stockholders. If our Common Stock is delisted from the Nasdaq SmallCap Market, we believe that the liquidity in the trading market for our Common Stock would be significantly decreased, which would likely reduce the trading price and increase the transaction costs of trading shares of our Common Stock. Thus, the purpose of the Reverse Stock Split is to increase the market price of our Common Stock, in the event it becomes necessary to maintain compliance with Nasdaq's listing criteria.

        We intend to effect a reverse split only if the board of directors believes that a decrease in the number of shares outstanding is necessary and likely to improve the trading price for our Common Stock and improve the likelihood that we will be allowed to maintain our listing on the Nasdaq SmallCap Market. The Reverse Stock Split will be effectuated at a ratio ranging from one-for-two (1-for-2) to one-for-five (1-for-5), to be determined in the sole discretion of the board of directors. In determining the ratio of the Reverse Stock Split, the board of directors will assess numerous factors, including an analysis of our most recent financial and operating performance and general economic conditions, and will place emphasis on the closing price of our Common Stock on the days immediately preceding the day on which the Reverse Stock Split Amendment is filed. The judgment of the board as to the ratio will be conclusive.

        If our stockholders authorize the proposal to amend our certificate of incorporation to allow for the Reverse Stock Split, the board will have the discretion to implement a Reverse Stock Split once before the first anniversary of this Annual Meeting, or effect no Reverse Stock Split at all. If the trading price of our Common Stock increases without a Reverse Stock Split, the Reverse Stock Split may not be necessary. We cannot assure you, however, that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the post-split Common Stock can be maintained above $1.00 or that our Common Stock will not be delisted from the Nasdaq SmallCap Market for other reasons.

        If our stockholders authorize the proposal to amend our certificate of incorporation to allow for the Reverse Stock Split at this Annual Meeting, the Reverse Stock Split will be effected, if at all, only if the board determines that the Reverse Stock Split (in a ratio determined by the board within the limits we have described) is in the best interests of our stockholders at that time. Aside from approving the Reverse Stock Split Amendment, no further action on your part will be required to either effect or abandon the Reverse Stock Split. If no Reverse Stock Split is effected by the first anniversary of this Annual Meeting, the board of director's authority to effect the Reverse Stock Split will terminate, and approval of our stockholders again would be required before we could implement any reverse stock split.

Potential Effects of the Reverse Stock Split

        Pursuant to the Reverse Stock Split, each holder of Common Stock, par value $.001 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of Common Stock, par value $.001 per share ("New Common Stock"), after consummation of the Reverse Stock Split.

        Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of our Common Stock. The board believes that this risk is outweighed by the benefits of the continued listing of our Common Stock on the Nasdaq SmallCap Market.

        If approved and implemented, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

        Based on 4,997,035 shares of Common Stock outstanding as of April 1, 2003 (excluding treasury shares), the following table reflects the approximate percentage reduction in the outstanding shares of Common Stock and the approximate number of shares of Common Stock that would be authorized and outstanding as a result of the Reverse Stock Split:

	Proposed Reverse Split Ratio
Shares Outstanding
	1-for-2	1-for-3	1-for-4	1-for-5
Before Reverse Stock Split	4,997,035	4,997,035	4,997,035	4,997,035
After Reverse Stock Split	2,498,518	1,665,679	1,249,259	999,407

	Proposed Reverse Split Ratio
Shares Authorized but Unissued and Reserved for Issuance
	1-for-2	1-for-3	1-for-4	1-for-5
Before Reverse Stock Split	17,596,785	17,596,785	17,596,785	17,596,785
After Reverse Stock Split	8,798,393	5,865,595	4,399,197	3,519,357

	Proposed Reverse Split Ratio
Shares Authorized but Unissued and Unreserved for Issuance
	1-for-2	1-for-3	1-for-4	1-for-5
Before Reverse Stock Split	17,403,215	17,403,215	17,403,215	17,403,215
After Reverse Stock Split	26,201,607	29,134,405	30,600,803	31,480,643

        All outstanding options, warrants, rights, and convertible securities will be appropriately adjusted for the Reverse Stock Split, as required by their terms, automatically on the Effective Date (as defined below). The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us except for those stockholders who would receive an additional share of Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock, or securities convertible into Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of Common Stock or the par value of the Common Stock.

        We are currently authorized to issue a maximum of 35,000,000 shares of Common Stock. As of April 1, 2003, there were 4,997,035 shares of Common Stock issued and outstanding. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by the denominator of the ratio of the Reverse Stock Split. Thus, the Reverse Stock Split will increase the number of authorized and unissued shares of Common Stock available for a future issuance by the amount by which the outstanding Common Stock is reduced. Following the Reverse Stock Split, the board would have the authority, subject to applicable corporation law and Nasdaq requirements, to issue these authorized and unissued shares without further stockholder approval, upon terms and conditions the Board deems appropriate. Although the board has no intention of doing so, the Common Stock could be issued in this manner, and pursuant to terms and conditions, that would make a change of control of us or removal of our management more difficult. As stated, however, we do not have any plans, proposals or understandings to issue a portion of the additional shares that would be available if the Reverse Stock Split is approved and implemented.

Effect on Employees and Directors

        If you are a Centiv employee, the number of shares reserved for issuance under Centiv's existing stock option plans, including the 1997 Stock Option Plan will be reduced proportionately based on the Reverse Stock Split ratio selected by the board of directors. In addition, the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on the Reverse Stock Split ratio selected by the board of directors.

Effect on Registered and Beneficial Shareowners

        Upon the effectiveness of the Reverse Stock Split, we intend to treat shareowners holding our Common Stock in "street name," through a bank, broker or other nominee, in the same manner as registered shareowners whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Centiv Common Stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered shareowners for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Our Preferred Shareowners

        If you are a holder of our Series B Convertible Preferred Stock, the number of shares of our Common Stock each share of preferred is convertible into will be adjusted proportionately based on the reverse stock split ratio determined by the board of directors.

Effect on Registered "Book-entry" shareowner

        Our registered shareowners may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These shareowners will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

        If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment. Such cash payment is subject to applicable federal income tax and state abandoned property laws. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment.

Effect on Registered Certificated Shares

        Some of our registered shareowners hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, American Stock Transfer and Trust Company, as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system.

        No new shares in book-entry form will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

        At any time after receipt of your direct registration system statement, you may request a stock certificate representing your ownership interest.

Rights and Preferences of our Common Stock

        With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split.

        Our Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance

        As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, and an associated increase in the number of authorized shares that would be unissued and available for future issuance after the Reverse Stock Split. The increase in these available shares could be used for any proper corporate purpose approved by the board of directors. The Reverse Stock Split will increase the number of authorized and unissued shares of Common Stock available for a future issuance by the amount by which the outstanding Common Stock is reduced. Following the Reverse Stock Split, the board would have the authority, subject to applicable corporation law and Nasdaq requirements, to issue these authorized and unissued shares without further stockholder approval, upon terms and conditions the Board deems appropriate. Although the board has no intention of doing so, the Common Stock could be issued in this manner, and pursuant to terms and conditions, that would make a change of control of us or removal of our management more difficult. As stated, however, we do not have any plans, proposals or understandings, written or otherwise, to issue a portion of the additional shares that would be available if the Reverse Stock Split is approved and implemented.

        Holders of our Common Stock have no preemptive or other subscription rights. Preemptive rights would give holders a right to purchase a pro rata portion of new securities issued by us. Preemptive rights protect these holders from dilution to some extent by allowing holders to purchase shares according to their percentage ownership in each issuance of new securities. Therefore, we may issue our shares in a manner that dilutes our current stockholders.

Effectiveness of the Reverse Stock Split

        The Reverse Stock Split, if approved by our stockholders, will become effective (the "Effective Date") upon our filing with the Delaware Secretary of State of a Certificate of Amendment to our Certificate of Incorporation, in substantially the form of one of the four proposed amendments attached as APPENDIX D, with the form corresponding to the exact split ratio to be determined by our board of directors being filed to implement the Reverse Stock Split. We expect that this filing will take place on or shortly after the date of our Annual Meeting, assuming that our stockholders approve the Reverse Stock Split. However, the board of directors will determine the exact timing of the filing of the Certificate of Amendment, based upon its evaluation as to when this action will be most advantageous to us and our stockholders, and the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time before filing the Reverse Stock Split Amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of us and our stockholders.

        Beginning on the Effective Date, each certificate representing shares of Old Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, stockholders will be notified by a press release as to the effectiveness of the Reverse Stock Split, and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates or other evidence representing shares of New Common Stock. We intend to use American Stock Transfer and Trust Company as our exchange agent to effect the exchange of certificates following the Reverse Stock Split. No service charges will be payable by you in connection with the exchange of certificates. All of these expenses will be borne by us. YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND YOU SHOULD NOT SUBMIT TO US ANY CERTIFICATES UNTIL WE REQUEST THAT YOU DO SO.

Fractional Shares

        We will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, any fractional share that results from the Reverse Stock Split will be rounded up to the next whole share of our Common Stock.

Certain Federal Income Tax Consequences

        The receipt of New Common Stock, including whole shares issued in lieu of fractional shares, solely in exchange for Old Common Stock generally will not result in recognition of gain or loss to you. The adjusted tax basis of your New Common Stock will be the same as the adjusted tax basis of the shares of your Old Common Stock, and your holding period of the New Common Stock will include the holding period of your Old Common Stock. We will not recognize any gain or loss as a result of the Reverse Stock Split. This summary of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this proxy statement and is for general information only. It does not address consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). You are urged to consult your own tax advisor to determine the particular consequences to you.

Accounting Effects of the Reverse Stock Split

        Following the Reverse Stock Split, the par value of our Common Stock will remain the same. As a result, our stated capital will be reduced and capital in excess of par value (additional paid-in capital)

increased accordingly. Stockholders' equity will remain unchanged. Our per share loss or income will be increased because there will be fewer shares of Common Stock outstanding.

Appraisal Rights

        No appraisal rights are available, under Delaware law or under our Certificate of Incorporation or Bylaws, if you dissent from or vote against the proposal to approve the Reverse Stock Split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of these rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

The board of directors unanimously recommends that you vote FOR the approval of an amendment to our certificate of incorporation to grant discretionary authority to the board of directors to effect a reverse stock split.

Ratification of the Selection of Auditors

Introduction

        Our board of directors, upon the recommendation of the Audit Committee, has selected the accounting firm of Grant Thornton, LLP to serve as independent auditors of Centiv for the fiscal year ending December 31, 2003. Grant Thornton, LLP has served as our independent auditors since 2000 and is considered by our management to be well qualified. We have been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in Centiv in any capacity. A representative of Grant Thornton, LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Although we are not required to submit the ratification and approval of the selection of its independent auditors to a vote of stockholders, our board of directors believes that it is sound policy to do so. In the event that the vote of the majority of shares present and entitled to vote on the proposal are against the selection of Grant Thornton, LLP, the directors will consider the vote and the reasons therefore in future decisions on the selection of independent auditors.

The board of directors unanimously recommends that you vote FOR the ratification of Grant Thornton, LLP as Centiv's independent auditors.

Executive Officers

        Following is certain information about our current executive officers, based on information furnished by them.

        John P. Larkin, 46, prior to joining Centiv, Mr. Larkin co-founded Spectra Marketing Systems, Inc., a consumer marketing database services firm, which he built to $100 million in sales between 1988 and 1997. Before founding Spectra, Mr. Larkin was Vice President—Product Management at Information Resources, Inc. (Nasdaq: IRIC). He began his career with various positions at Procter & Gamble and The Minute Maid Company and also served as Director of Sales Planning and Operations at The Treesweet Company. He holds a BS/BA from the University of Kentucky. Mr. Larkin has been a director since December 2002.

        James M. Kearney, 48, joined Centiv as Vice President, Chief Information Officer in July 2000. Prior to joining Centiv, Mr. Kearney served as Director of Applications Development for Beloit

Corporation, a global manufacturer of paper making machinery. Mr. Kearney's experience also includes serving as Director, Information Services with The Chicago Faucet Company, a plumbing products manufacturer, from July 1993 through May 1997 and Director, Information Services with Cobra Corporation, a distributor of consumer electronics products from November 1991 through July 1993.

        John R. Bauer, 48, joined Centiv as Vice President, Chief Marketing Officer in April 2002. Prior to joining Centiv, Mr. Bauer experience includes 25 years in sales and marketing for major packaged goods companies, including 13 years with The Pillsbury Company. He later served in executive roles at Tropicana Products, Inc., Lykes Bros. Inc. and World's Finest Chocolate. Most recently, Mr. Bauer was a Partner with Mosaic InfoForce, a joint venture between Information Resources, Inc. and Mosaic, Inc. Mr. Bauer earned a BA at Duke University and an MBA from the University of St. Thomas in St. Paul, MN.

        Thomas M. Mason, 47, joined Centiv in March 2000 as Vice President of Finance and Chief Financial Officer. From July 1997 until joining Centiv, Mr. Mason served as Chief Financial Officer of The Segerdahl Corporation, a commercial printer. Prior to that, from February through July 1997, he served as Senior Vice President and Chief Financial Officer of Telular Corporation. For the preceding 13 years, Mr. Mason held various finance and general management positions with Bell & Howell Company. Mr. Mason also worked at American Hospital Supply Corporation for five years and began his career with KPMG/Peat Marwick as a CPA.

APPENDIX A

AUDIT COMMITTEE CHARTER

        The purpose of the Audit Committee is to assist the board of directors (the "Board") in monitoring the integrity of the financial statements of Centiv, Inc. (the "Company"), the qualifications and performance of the Company's independent public accountants (the "Auditor"), the performance of the Company's internal audit procedures and compliance by the Company with legal and regulatory requirements. It is not, however, the role of the Audit Committee to determine that the Company's financial statements are complete and accurate and are in accordance with all applicable rules and regulations. These remain the responsibilities of management and the Auditor.

        The responsibilities of the Audit Committee include:

  •
  The sole responsibility for the selection, retention or termination, and oversight as appropriate, of the Auditor for the Company. Preapproving all auditing services and permitted non-audit services (including the fees and terms thereof) provided to the Company by the Auditor. The Auditor shall report directly to the Audit Committee.

  •
  Review and approve the independent public accountants' compensation, the proposed terms of their engagement and their independence as provided in SAS 61 and ISB Standard No. 1.

  •
  Review and evaluate the lead partner of the Auditor and ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Develop a policy for such rotation in conformance with law.

  •
  Recommend to the Board, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing and accounting matters and procedures. However, the foregoing matters and procedures cannot be prohibited activities as stated in Section 201 of the Sarbanes-Oxley Act of 2002.

  Review the arrangements for and scope of the audit of annual financial statements.

  •
  Review and discuss with management and the Auditor the annual audited financial statements and unaudited quarterly financial statements, including any adjustments to those statements recommended by the independent public accountants and any significant issues that arise in connection with the preparation of those financial statements.

  •
  Recommend to management inclusion of audited financials in the Annual Report on Form 10-K.

  •
  Review, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Company as well as any management responses to comments relating to those policies and procedures.

  •
  Review independent public accountants' opinions.

  •
  Obtain from the Auditor assurance that the Auditor has not detected or become aware of any illegal act and that the Auditor is adequately informed to provide a report if the Auditor has reached specific conclusions with respect to such illegal acts.

  •
  Recommend to the Board specific policies for the Company's hiring of employees or former employees of the Auditor who participated in any capacity in the audit of the Company.

  •
  Review the appointment and replacement of the Chief Financial Officer and the internal control procedures with the Chief Financial Officer or other appropriate Company officer.

  •
  Consider, in consultation with the independent public accountants, the adequacy of internal controls, budget and staffing to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Investigate, when the Committee deems it necessary, potential improprieties or improprieties in Company operations.

  •
  To the extent it deems necessary or appropriate, retain legal, accounting or other advisors within the appropriate funding that shall be provided by the Company.

  •
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussion of types of information to be disclosed and the types of presentations to be made).

  •
  Review changes in accounting principles or practices that had or are expected to have a significant impact on the preparation of financial statements with the independent public accountants.

  •
  Discuss with the Company's legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  •
  Meet at least quarterly with the Chief Financial Officer and the Chief Accounting Officer of the Company and with the independent public accountants to discuss any issues arising from the Committee's responsibilities.

  •
  Meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's responsibilities.

  •
  Meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

  •
  Generally acting as a liaison between the independent public accountants and the board of directors.

  •
  Meet periodically in a separate session with Independent Auditors.

  •
  Annually reviewing and, as appropriate, implementing changes to its Charter.

  •
  The independent public accountants must report to the audit committee all "critical accounting policies and practices to be used...all alternative treatments of financial information within GAAP that have been discussed with management...ramifications of the use of such alternative disclosures and treatments, and the treatment preferred" by the firm.

  •
  The authority to engage independent counsel or other advisors, as it determines necessary to carry out its duties.

        Members of the Committee should meet the following standards:

  •
  Members of the Committee must be a member of the board of directors and are required to be "independent" under the rules set forth in the listing standards of the NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission. This generally means that no member of the Committee should be an employee or executive officer of the Company or have any business dealings with the Company. Determinations of a member's independence will be made by the board of directors in its business judgment.

  •
  Members of the Committee shall not be employed by the Company or its Auditors for the prior 5 years. Members of the audit committee shall not simultaneously sit on the audit committees of more than two other public companies.

  •
  Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

  •
  At least one member of the Committee shall be a certified public accountant or shall have been employed by a public company as the chief executive officer, chief financial officer or other senior executive officer with financial oversight responsibility.

APPENDIX B

CENTIV, INC.
KEY EMPLOYEE INCENTIVE POOL

        1.    Purpose.    Centiv, Inc. (the "Company") establishes this Key Employee Incentive Pool Plan (the "Plan") to provide an incentive to certain key employees of Company to reward these key employees for the value that they helped to create in the event of a Change in Control related to an acquisition of Company in an amount of $15 million or greater in aggregate proceeds.

        2.    Definitions.    The following terms shall have the following meanings where used in the Plan:

          (a)   "Administrator" means the President and Chief Executive Officer of the Company.

          (b)   "Award" means, with respect to any Participant, the dollar amount or value of the Incentive Pool, if any, to be paid or allocated to such Participant under the Plan.

          (c)   "Change in Control" shall be deemed to have occurred if: (i) the Company is merged, consolidated or reorganized into or with another corporation, or other entity, and as a result thereof, less than 50% of the outstanding capital stock or other capital interests of the surviving, resulting or acquiring corporation, person or other entity is owned, in the aggregate, by the stockholders of the Company immediately prior to such merger, consolidation or reorganization; or (ii) the Company sells all or substantially all of its business and assets to any other corporation, person or other entity, less than 50% of the outstanding voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale.

          (d)   "Effective Date" means March 27, 2003.

          (e)   "Incentive Pool" means the aggregate amount available for awards under the Plan, if any, calculated in accordance with Section 4.

          (f)    "Participant" means a key employee who has been selected for participation in the Plan in accordance with Section 3.

          (g)   "Sales Proceeds" means the total consideration paid or contributed for the Company's assets or existing or newly issued stock of the Company and shall include amounts paid in cash, notes, future payments to be made as consideration for the sale, stock or other evidences of indebtedness or securities, determined prior to any reduction for the Awards payable under the Plan. Any securities or notes that form part or all of the Sales Proceeds will be valued at the quoted public market price or, in the absence of a quoted market price, the fair value thereof. Sales Proceeds shall include at fair value: (i) any payments to be made in the future as consideration for the sale and (ii) future amounts payable to any of the Company's stockholders under any employment, noncompetition or similar agreement entered into in connection with the sale, in excess of normal and reasonable compensation for services rendered.

        3.    Eligibility.    The Administrator shall select the Company employees who shall become Participants in the Plan and the portion of the Incentive Pool, if any that shall be awarded to each such Participant. The Compensation Committee of the Company's Board of Directors shall approve or deny all award selections and amounts made by the Administrator; however, the Company's Board of Directors shall not have discretion to unilaterally cancel or terminate the Plan. The Participants in the Plan from time to time shall be listed in Exhibit A, which is incorporated in and made part of the Plan by this reference. Any changes to Exhibit A must be approved by the Compensation Committee of the Company's Board of Directors. Participants shall be deleted from Exhibit A only upon termination of employment with the Company or significant reduction in their responsibilities with the Company.

        4.    Incentive Pool.    The amount of the Incentive Pool will be paid to Participants in accordance with Section 5. The total amount of the Incentive Pool shall be determined in accordance with the following schedule:

Change in Control Sales Proceeds	Amount of Incentive Pool
Less than $15,000,000	-0-; or
Greater than $15,000,000 but Less than $75,000,000	15% of the total Sales Proceeds; or
$75,000,000 or greater	the greater of $11.25 million or 10% of the total Sales Proceeds.

There is no cap or maximum amount upon the amount of Incentive Pool.

        5.    Payment of Awards.    Upon closure of a transaction relating to a Change in Control, the Administrator shall determine the tentative Award, if any (including any prorated Award that applies to a Participant whose participation began after the Effective Date), payable to each Participant under the Plan.

        Payment of the Award shall be made to Participants within 10 days of the closing date of the Change in Control in the same form as the Company's stockholders receive consideration for the sale, subject to the following:

  (a)
  Future payments, if any, shall be paid at the same times and in the same forms that the Company or its stockholders receive such future payments or in the Company's sole discretion in cash at any time prior thereto in an amount equal to the present value of such future payments.

  (b)
  The Company, in its sole discretion, may elect to pay stock consideration to Participants in cash (based on the fair value of such stock on the date payment is made).

  (c)
  If the payment is made in stock or other property, Participants will be subject to any restrictions that may apply to other holders of such stock or property.

        All Award payments under the Plan shall be subject to all applicable taxes and deductions as may be in effect at the time of payment. Award payments under the Plan shall not be considered as compensation eligible for deferral under any 401(k) tax-qualified retirement plan, nor as pensionable compensation under any defined benefit tax-qualified retirement plan, in which a Participant participates.

        6.    Termination of Employment.    If a Participant's employment with Company terminates for any reason including death or disability prior to a Change in Control, no Award will be earned by or payable to the Participant under the Plan. In such an event, such Participant's portion of the Incentive Pool may be reallocated to other Participants in the Plan or revert to the Company for future allocation. If a Participant terminates employment with the Company and is later rehired, participation in the Plan will not be reinstated unless the Administrator, with approval of the Compensation Committee of the Board of Directors of the Company, determines such individual is eligible for the Plan after the rehire date.

        7.    All Determinations Final.    All determinations of the Administrator, except those subject to approval by the Compensation Committee of the Board of Directors of the Company, as to any disputed questions arising under the Plan, including all questions of construction and interpretation, shall be final and binding and conclusive on all persons and shall not be reviewable.

        8.    No Implied Rights.    The adoption of the Plan or any modification or amendment thereof does not imply any commitment to continue or adopt the same plan, or any modification thereof, or any other plan for incentive compensation for any succeeding year. Neither the Plan nor any Award made under the Plan shall create any employment contract between the Company or its affiliates and any Participant.

        9.    Nontransferability.    No Participant shall have the right to anticipate, alienate, sell, transfer, assign, pledge or encumber his or her right to receive any Award made under the Plan until such award becomes payable to him or her.

        10.    Successors.    The Plan shall be binding on the successors and assigns of the Company.

        11.    Complete Plan.    This document states the complete Plan. Any other statements, whether verbal or written, which are inconsistent with the terms and conditions set forth in this document are unauthorized by the Company. Any amendments or modifications to the Plan shall be in writing and designated as such.

        12.    Applicable Law.    Except to the extent preempted by any federal laws, the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

*        *        *        *        *

        IN WITNESS WHEREOF, the undersigned has caused this Plan to be executed this    day of                        , 2003.

CENTIV, INC.
By
Its

EXHIBIT A

        Assumes a 15% allocation; for proceeds in excess of $75 million, the percentages would be adjusted on a pro rata basis

Name	% of Proceeds
John P. Larkin	10.05%
Thomas M. Mason	2.10%
John R. Bauer	.60%
James Kearney	.60%
Other Non-Executive Officer Employees	1.50%
Other Employees (to be approved)	.15%
Total Incentive	15.00%

APPENDIX C

AMENDMENT TO OPTION PLAN

AMENDMENT NO. 2 TO CENTIV, INC. (FORMERLY TEKGRAF, INC.)
1997 STOCK OPTION PLAN
(As Amended and Restated Effective June 29, 2001)

        The Centiv, Inc. (formerly Tekgraf, Inc.) 1997 Stock Option Plan, and more particularly Section 4 of such Plan, is amended to increase the number of shares of the Company's Common Stock (as defined in such Plan) which may be issued and sold under the Plan from 1,500,000 shares to 2,000,000 shares.

COPY OF OPTION PLAN

CENTIV, INC.
1997 STOCK OPTION PLAN
(As Amended and Restated Effective June 29, 2001)

1.     Purpose.

        The purpose of this plan (the "Plan") is to secure for CENTIV, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.     Type of Options and Administration.

        (a)   Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet the requirements of Section 422 of the Code, as determined by the Committee (as defined below).

        (b)   Administration. The Plan will be administered by a committee (the "Committee") appointed by the board of directors of the Company ("Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. To the extent determined necessary or desirable by the Board, the Committee shall consist of two or more members of the Board, each of whom shall constitute both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Code Section 162(m). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock, $.001 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Committee shall be liable for any action or determination under the Plan made in good faith. If at any time the Board has not appointed a Committee under the Plan, the Board shall act as the Committee.

3.     Eligibility

        Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Committee shall so determine.

4.     Stock Subject to Plan.

        The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, (i) the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,250,000 shares, and (ii) in no event shall the number of shares of Common Stock underlying options awarded to any individual in any 12-month period exceed 300,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.     Forms of Option Agreements.

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Committee. Such option agreements may differ among recipients.

6.     Purchase Price.

        (a)   General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Committee.

        (b)   Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company that have been held by the optionee at least six months having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. Payment of the exercise price by delivery of Common Stock then owned by the optionee may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

7.     Option Period.

        Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the board of directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.     Exercise of Options.

        Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. If an option is not at the time of grant immediately exercisable, the Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.     Nontransferability of Options.

        No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a domestic relations order that would satisfy the applicable requirements of a qualified domestic relations order within the meaning of Section 414(p) of the Code and the rules thereunder, if those provisions were applicable to the Plan. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). Notwithstanding the foregoing provisions of this Section 9, the Committee may, in its sole discretion and subject to such limits as the Committee may determine, provide at the time an option is granted or thereafter, that the option may be transferred for no consideration to members of the optionee's immediate family, to a trust solely for the benefit of the optionee or members of the optionee's immediate family, or to a partnership or limited liability company, the sole partners or members of whom are the optionee or members of the optionee's immediate family. For purposes of this Section 9, "immediate family" means the optionee's spouse, children, stepchildren, brothers, sisters and grandchildren, and the spouse of any such individual. Any option transferred pursuant to this Section 9 shall remain subject to all of the terms and conditions applicable to the option prior to such transfer.

10.   Effect of Termination of Employment or Other Relationship.

        Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability (as determined by the

Committee) of the optionee, to the extent that such option was exercisable at the optionee's termination of employment or other relationship, but in no event later than the expiration date of the option. If the termination of the optionee's employment or relationship with the Company is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Committee shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee. Unless the Committee determines otherwise, any portion of an option that is not exercisable on the optionee's termination of employment or other relationship with the Company will be forfeited on such termination date.

11.   Incentive Stock Options.

        Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

          (a)   Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

          (b)   10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

              (i)  The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

             (ii)  the option exercise period shall not exceed five years from the date of grant.

          (c)   Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

          (d)   Termination of Employees, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

              (i)  an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

             (ii)  if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

            (iii)  if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

        For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date. Unless determined otherwise by the Committee, any portion of an Incentive Stock Option which is not exercisable on the optionee's termination of employment with the Company shall be forfeited. To the extent that an option which is intended to be an Incentive Stock Option does not satisfy the requirements of Code Section 422, it shall be treated as a nonqualified option.

12.   Additional Provisions.

        (a)   Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

        (b)   Acceleration, Extension, Etc. The Committee may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.

13.   General Restrictions.

        (a)   Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

        (b)   Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.   Rights as a Stockholder.

        The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.   Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

        (a)   Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, spinoff or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Committee, in its sole discretion, shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

        (b)   Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation. For purposes of this Section 15 and Section 16, the Company will be treated as the "surviving corporation" in a merger, consolidation or similar transaction if substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to the transaction continue to own, directly or indirectly, immediately after the transaction at least 60% of the outstanding shares of voting securities of the corporation resulting from the transaction.

        (c)   Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.   Merger, Consolidation, Asset Sale, Liquidation, Etc.

        (a)   General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Committee, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the

Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

        (b)   Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

17.   No Special Employment Rights.

        Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.   Other Employee Benefits.

        Except as to plans which by their terms expressly include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the board of directors.

19.   Amendment of the Plan.

        The board of directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, subject to Sections 15 and 16 (relating to adjustments to shares), no such modification or amendment shall, without the optionee's consent, adversely affect the rights of such optionee with respect to options previously granted to him or her under the Plan.

20.   Withholding.

        (a)   The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the optionee may elect to satisfy the minimum tax withholding obligations required by law, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (b)   The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

21.   Cancellation and New Grant of Options, Etc.

        The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.   Effective Date and Duration of the Plan.

        (a)   Effective Date. This amendment and restatement of the Plan shall become effective when adopted by the board of directors, subject to the approval of the Company's stockholders to the extent so provided by the Board.

        (b)   Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its initial adoption by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.   Provision for Foreign Participants.

        The Committee may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.   Governing Law.

        The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

        Adopted by the board of directors on August 7, 1996, amended on May 26, 1999, amended and restated effective March 26, 2000, February 22, 2001 and June 29, 2001.

AMENDMENT NO. 1 TO CENTIV, INC. (FORMERLY TEKGRAF, INC.)
1997 STOCK OPTION PLAN
(As Amended and Restated Effective June 29, 2001)

        The Centiv, Inc. (formerly Tekgraf, Inc.) 1997 Stock Option Plan, and more particularly Section 4 of such Plan, is amended to increase the number of shares of the Company's Common Stock (as defined in such Plan) which may be issued and sold under the Plan from 1,250,000 shares to 1,500,000 shares.

APPENDIX D

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CENTIV, INC.

        Centiv, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Act"), DOES HEREBY CERTIFY THAT:

        1.     The following amendment was duly adopted in accordance with the provisions of Section 242 of the Act, and approved at an annual meeting of the stockholders of the Corporation, held upon notice in accordance with Section 222 of the Act, at which meeting the necessary number of shares as required by the Act were voted in favor of the amendment.

        2.     Section 1 of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

          1.    Authorized Shares.    Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 40,000,000 shares of which 5,000,000 shall be shares of Preferred Stock with a par value of $0.001 per share ("Preferred Stock"), and 35,000,000 shall be shares of Common Stock with a par value of $0.001 per share ("Common Stock").

            (a)   Conversion of Common Stock. At the time of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, the Corporation shall effect a one-for-two reverse stock split pursuant to which every two shares of the Corporation's Common Stock issued and outstanding or held in treasury on the date hereof (the "Old Common Stock") will be automatically converted into one new share of Common Stock. Upon the occurrence of the reclassification effected by this Section 1(a) (the "Conversion"), each certificate representing shares of Old Common Stock shall automatically evidence, and shall be deemed to evidence, ownership of the number of shares of Common Stock into which the shares previously evidenced by such certificate shall have been reclassified in accordance with this Section 1(a), and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the certificates evidencing Old Common Stock shall have been surrendered or new certificates or other evidence of the numbers of shares of Common Stock into which such shares have been reclassified have been issued in accordance with Section 1(b) hereof.

            (b)   Subsequent Reissuance of Certificates. Promptly following the Conversion, the Corporation or its agent will notify each holder of shares of Old Common Stock of the Conversion and provide instructions as to how to receive certificates evidencing New Common Stock. The Corporation shall issue and deliver to each holder of shares of Old Common Stock that either (a) surrenders each certificate evidencing any such shares at the office of the Corporation or (b) notifies the Corporation that such certificate has been lost, stolen, mutilated, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the reissuance of such lost, stolen, mutilated, or destroyed certificate, a certificate or certificates, or other evidence of ownership, in the name shown on such certificate evidencing Old Common Stock, for the number of whole shares of Common Stock into which the shares of Old Common Stock evidenced by the surrendered (or lost, stolen, mutilated, or destroyed) certificate have been reclassified, dated as of the date on which the Conversion becomes effective. The

    Corporation shall not be obligated to issue any certificate evidencing shares of Common Stock in connection with the Conversion except in accordance with this Section 1(b).

            (c)   Fractional Shares. Notwithstanding the foregoing, the Corporation shall not issue, nor pay any cash for, fractional shares to those stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Conversion. Instead all fractional shares held by a stockholder shall be aggregated and each fractional share that results from such aggregation shall be rounded up to the to the next whole share of Common Stock.

        [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Centiv, Inc. has caused this certificate to be signed by John P. Larkin, its Chief Executive Officer, and attested by Thomas M. Mason, its Secretary, this             day of            , 200    .

CENTIV, INC.
By: John P. Larkin Its: President and Chief Executive Officer
Attested:
By: Thomas M. Mason Its: Secretary

APPENDIX D-2

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CENTIV, INC.

        Centiv, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Act"), DOES HEREBY CERTIFY THAT:

        1.     The following amendment was duly adopted in accordance with the provisions of Section 242 of the Act, and approved at an annual meeting of the stockholders of the Corporation, held upon notice in accordance with Section 222 of the Act, at which meeting the necessary number of shares as required by the Act were voted in favor of the amendment.

        2.     Section 1 of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

          1.    Authorized Shares.    Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 40,000,000 shares of which 5,000,000 shall be shares of Preferred Stock with a par value of $0.001 per share ("Preferred Stock"), and 35,000,000 shall be shares of Common Stock with a par value of $0.001 per share ("Common Stock").

            (a)   Conversion of Common Stock. At the time of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, the Corporation shall effect a one-for-three reverse stock split pursuant to which every three shares of the Corporation's Common Stock issued and outstanding or held in treasury on the date hereof (the "Old Common Stock") will be automatically converted into one new share of Common Stock. Upon the occurrence of the reclassification effected by this Section 1(a) (the "Conversion"), each certificate representing shares of Old Common Stock shall automatically evidence, and shall be deemed to evidence, ownership of the number of shares of Common Stock into which the shares previously evidenced by such certificate shall have been reclassified in accordance with this Section 1(a), and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the certificates evidencing Old Common Stock shall have been surrendered or new certificates or other evidence of the numbers of shares of Common Stock into which such shares have been reclassified have been issued in accordance with Section 1(b) hereof.

            (b)   Subsequent Reissuance of Certificates. Promptly following the Conversion, the Corporation or its agent will notify each holder of shares of Old Common Stock of the Conversion and provide instructions as to how to receive certificates evidencing New Common Stock. The Corporation shall issue and deliver to each holder of shares of Old Common Stock that either (a) surrenders each certificate evidencing any such shares at the office of the Corporation or (b) notifies the Corporation that such certificate has been lost, stolen, mutilated, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the reissuance of such lost, stolen, mutilated, or destroyed certificate, a certificate or certificates, or other evidence of ownership, in the name shown on such certificate evidencing Old Common Stock, for the number of whole shares of Common Stock into which the shares of Old Common Stock evidenced by the surrendered (or lost, stolen, mutilated, or destroyed) certificate have been reclassified, dated as of the date on which the Conversion becomes effective. The

D2-1

    Corporation shall not be obligated to issue any certificate evidencing shares of Common Stock in connection with the Conversion except in accordance with this Section 1(b).

            (c)   Fractional Shares. Notwithstanding the foregoing, the Corporation shall not issue, nor pay any cash for, fractional shares to those stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Conversion. Instead all fractional shares held by a stockholder shall be aggregated and each fractional share that results from such aggregation shall be rounded up to the to the next whole share of Common Stock.

        [SIGNATURE PAGE FOLLOWS]

D2-2

        IN WITNESS WHEREOF, Centiv, Inc. has caused this certificate to be signed by John P. Larkin, its Chief Executive Officer, and attested by Thomas M. Mason, its Secretary, this             day of            , 200    .

CENTIV, INC.
By: John P. Larkin Its: President and Chief Executive Officer
Attested:
By: Thomas M. Mason Its: Secretary

D2-3

APPENDIX D-3

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CENTIV, INC.

        Centiv, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Act"), DOES HEREBY CERTIFY THAT:

        1.     The following amendment was duly adopted in accordance with the provisions of Section 242 of the Act, and approved at an annual meeting of the stockholders of the Corporation, held upon notice in accordance with Section 222 of the Act, at which meeting the necessary number of shares as required by the Act were voted in favor of the amendment.

        2.     Section 1 of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

          1.    Authorized Shares.    Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 40,000,000 shares of which 5,000,000 shall be shares of Preferred Stock with a par value of $0.001 per share ("Preferred Stock"), and 35,000,000 shall be shares of Common Stock with a par value of $0.001 per share ("Common Stock").

            (a)   Conversion of Common Stock. At the time of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, the Corporation shall effect a one-for-four reverse stock split pursuant to which every four shares of the Corporation's Common Stock issued and outstanding or held in treasury on the date hereof (the "Old Common Stock") will be automatically converted into one new share of Common Stock. Upon the occurrence of the reclassification effected by this Section 1(a) (the "Conversion"), each certificate representing shares of Old Common Stock shall automatically evidence, and shall be deemed to evidence, ownership of the number of shares of Common Stock into which the shares previously evidenced by such certificate shall have been reclassified in accordance with this Section 1(a), and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the certificates evidencing Old Common Stock shall have been surrendered or new certificates or other evidence of the numbers of shares of Common Stock into which such shares have been reclassified have been issued in accordance with Section 1(b) hereof.

            (b)   Subsequent Reissuance of Certificates. Promptly following the Conversion, the Corporation or its agent will notify each holder of shares of Old Common Stock of the Conversion and provide instructions as to how to receive certificates evidencing New Common Stock. The Corporation shall issue and deliver to each holder of shares of Old Common Stock that either (a) surrenders each certificate evidencing any such shares at the office of the Corporation or (b) notifies the Corporation that such certificate has been lost, stolen, mutilated, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the reissuance of such lost, stolen, mutilated, or destroyed certificate, a certificate or certificates, or other evidence of ownership, in the name shown on such certificate evidencing Old Common Stock, for the number of whole shares of Common Stock into which the shares of Old Common Stock evidenced by the surrendered (or lost, stolen, mutilated, or destroyed) certificate have been reclassified, dated as of the date on which the Conversion becomes effective. The

D3-1

    Corporation shall not be obligated to issue any certificate evidencing shares of Common Stock in connection with the Conversion except in accordance with this Section 1(b).

            (c)   Fractional Shares. Notwithstanding the foregoing, the Corporation shall not issue, nor pay any cash for, fractional shares to those stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Conversion. Instead all fractional shares held by a stockholder shall be aggregated and each fractional share that results from such aggregation shall be rounded up to the to the next whole share of Common Stock.

        [SIGNATURE PAGE FOLLOWS]

D3-2

        IN WITNESS WHEREOF, Centiv, Inc. has caused this certificate to be signed by John P. Larkin, its Chief Executive Officer, and attested by Thomas M. Mason, its Secretary, this             day of            , 200    .

CENTIV, INC.
By: John P. Larkin Its: President and Chief Executive Officer
Attested:
By: Thomas M. Mason Its: Secretary

D3-3

APPENDIX D-4

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CENTIV, INC.

        Centiv, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Act"), DOES HEREBY CERTIFY THAT:

        1.     The following amendment was duly adopted in accordance with the provisions of Section 242 of the Act, and approved at an annual meeting of the stockholders of the Corporation, held upon notice in accordance with Section 222 of the Act, at which meeting the necessary number of shares as required by the Act were voted in favor of the amendment.

        2.     Section 1 of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

          1.    Authorized Shares.    Effective upon the filing of this Certificate of Incorporation, the total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 40,000,000 shares of which 5,000,000 shall be shares of Preferred Stock with a par value of $0.001 per share ("Preferred Stock"), and 35,000,000 shall be shares of Common Stock with a par value of $0.001 per share ("Common Stock").

            (a)   Conversion of Common Stock. At the time of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, the Corporation shall effect a one-for-five reverse stock split pursuant to which every five shares of the Corporation's Common Stock issued and outstanding or held in treasury on the date hereof (the "Old Common Stock") will be automatically converted into one new share of Common Stock. Upon the occurrence of the reclassification effected by this Section 1(a) (the "Conversion"), each certificate representing shares of Old Common Stock shall automatically evidence, and shall be deemed to evidence, ownership of the number of shares of Common Stock into which the shares previously evidenced by such certificate shall have been reclassified in accordance with this Section 1(a), and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the certificates evidencing Old Common Stock shall have been surrendered or new certificates or other evidence of the numbers of shares of Common Stock into which such shares have been reclassified have been issued in accordance with Section 1(b) hereof.

            (b)   Subsequent Reissuance of Certificates. Promptly following the Conversion, the Corporation or its agent will notify each holder of shares of Old Common Stock of the Conversion and provide instructions as to how to receive certificates evidencing New Common Stock. The Corporation shall issue and deliver to each holder of shares of Old Common Stock that either (a) surrenders each certificate evidencing any such shares at the office of the Corporation or (b) notifies the Corporation that such certificate has been lost, stolen, mutilated, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the reissuance of such lost, stolen, mutilated, or destroyed certificate, a certificate or certificates, or other evidence of ownership, in the name shown on such certificate evidencing Old Common Stock, for the number of whole shares of Common Stock into which the shares of Old Common Stock evidenced by the surrendered (or lost, stolen, mutilated, or destroyed) certificate have been reclassified, dated as of the date on which the Conversion becomes effective. The

D4-1

    Corporation shall not be obligated to issue any certificate evidencing shares of Common Stock in connection with the Conversion except in accordance with this Section 1(b).

            (c)   Fractional Shares. Notwithstanding the foregoing, the Corporation shall not issue, nor pay any cash for, fractional shares to those stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Conversion. Instead all fractional shares held by a stockholder shall be aggregated and each fractional share that results from such aggregation shall be rounded up to the to the next whole share of Common Stock.

        [SIGNATURE PAGE FOLLOWS]

D4-2

        IN WITNESS WHEREOF, Centiv, Inc. has caused this certificate to be signed by John P. Larkin, its Chief Executive Officer, and attested by Thomas M. Mason, its Secretary, this             day of            , 200    .

CENTIV, INC.
By: John P. Larkin Its: President and Chief Executive Officer
Attested:
By: Thomas M. Mason Its: Secretary

D4-3

COMMON STOCK PROXY CARD

CENTIV, INC.

998 Forest Edge Drive, Vernon Hills, Illinois 60061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John P. Larkin and Thomas M. Mason as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Common Stock of Centiv, Inc. held of record by the undersigned on April 1, 2003 at the Annual Meeting of Stockholders to be held on May 29, 2003 or any adjournment thereof.

(To be signed on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
CENTIV, INC.

May 29, 2003

/ Please Detach and Mail in the Envelope Provided /

☒	Please mark your vote as in this example.
		FOR	WITHHOLD AUTHORITY
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees: John P. Larkin Len Finelli
FOR: except vote withheld from the following nominees:

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL to amend the Centiv, Inc. 1997 Stock Option Plan	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	PROPOSAL to ratify the issuance, pursuant to a recently completed private offering of
	(i) 500,000 units, each consisting of one share of Series B Convertible Preferred Stock and a warrant to purchase two shares of Common Stock and (ii) an additional 270,000 shares of Series B Convertible Preferred Stock in conversion of 135,000 shares of Series A Convertible Preferred Stock	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	PROPOSAL to approve an amendment to Centiv's certificate of incorporation granting discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	PROPOSAL to ratify our selection of independent auditors.	☐	☐	☐
6.	IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all Director Nominees and FOR Proposals, 2, 3, 4 and 5.
Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.
Signature	Date:	, 2003	Signature	Date:	, 2003

NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SERIES B CONVERTIBLE PREFERRED STOCK PROXY CARD

CENTIV, INC.

998 Forest Edge Drive, Vernon Hills, Illinois 60061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John P. Larkin and Thomas M. Mason as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Series B Convertible Preferred Stock of Centiv, Inc. held of record by the undersigned on April 1, 2003 at the Annual Meeting of Stockholders to be held on May 29, 2003 or any adjournment thereof.

(To be signed on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
CENTIV, INC.

May 29, 2003

/ Please Detach and Mail in the Envelope Provided /

☒	Please mark your vote as in this example.
		FOR	WITHHOLD AUTHORITY
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees: John P. Larkin Len Finelli
FOR: except vote withheld from the following nominees:

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL to amend the Centiv, Inc. 1997 Stock Option Plan	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	PROPOSAL to approve an amendment to Centiv's certificate of incorporation granting discretionary authority to the board of directors to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio between one-for-two (1-for-2) and one-for-five (1-for-5), if it determines such action is in the best interests of our stockholders;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	PROPOSAL to ratify our selection of independent auditors.	☐	☐	☐
5.	IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all Director Nominees and FOR Proposals, 2, 3, 4 and 5.
Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.
Signature	Date:	, 2003	Signature	Date:	, 2003

NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

Table of Contents
Annual Report on Form 10-K
Questions and Answers
Election of Directors
Meetings and Committees of the Board of Directors
Director Compensation
Ownership of Centiv Common Stock
Section 16(a) Beneficial Ownership Reporting Compliance
Compensation of Directors and Executive Officers
Summary Compensation
Option Grants in 2002
Option Exercises in 2002 and 2002 Year-End Option Values
Key Employee Incentive Pool
Certain Relationships and Related Transactions
Equity Compensation Plan Information Table
Compensation Committee Report on Executive Compensation
Company Performance
Cumulative Total Return
Audit Committee Report
Independent Public Accountants
Ratification of Issuance of Units and Shares
Amendment of 1997 Stock Option Plan
Approval of Reverse Stock Split Amendment
Ratification of the Selection of Auditors
Executive Officers
  APPENDIX A
  APPENDIX B
  APPENDIX C
  APPENDIX D
  APPENDIX D-2
  APPENDIX D-3
  APPENDIX D-4